UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
PELOTON INTERACTIVE, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PELOTON INTERACTIVE, INC. LETTER TO STOCKHOLDERS October 24, 2025

“YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE BY INTERNET, TELEPHONE, OR MAIL.”

TO OUR STOCKHOLDERS:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Peloton Interactive, Inc., which will be held virtually at www.virtualshareholdermeeting.com/PTON2025 on Tuesday, December 9, 2025 at 11:00 a.m. Eastern Time. To ensure stockholder access regardless of location, the Annual Meeting will be held in a virtual meeting format only and you will not be able to attend in person.

The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement (the “Proxy Statement”).

Your vote is important. Whether or not you plan to attend the Annual Meeting virtually, please cast your vote as soon as possible by Internet, telephone or, if you received a paper proxy card, by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented. Your vote by proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend virtually. Returning the proxy does not affect your right to attend the Annual Meeting virtually or to vote your shares virtually during the Annual Meeting.

Sincerely,

JAY HOAG

Chairperson of the Board of Directors

IMPORTANT NOTICE: REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON TUESDAY, DECEMBER 9, 2025. THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT WWW.VIRTUALSHAREHOLDERMEETING.COM/PTON2025.

PELOTON INTERACTIVE, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

PELOTON INTERACTIVE, INC.

TIME AND DATE:	Tuesday, December 9, 2025 at 11:00 a.m. Eastern Time

PLACE:	You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Peloton Interactive, Inc., which will be held virtually at www.virtualshareholdermeeting.com/PTON2025. To ensure stockholder access regardless of location, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting in person.

ITEMS OF BUSINESS:	1.	Elect three Class III directors of Peloton Interactive, Inc., each to serve a three-year term expiring at the 2028 annual meeting of stockholders and until such director’s successor is duly elected and qualified.

	2.	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026.

	3.	Transact such other business as may properly come before the Annual Meeting or approve any adjournments or postponements thereof.

RECORD DATE:	Only stockholders of record at the close of business on October 15, 2025 are entitled to notice of, and to attend and vote at, the Annual Meeting and any adjournments or postponements thereof.

PROXY VOTING:	Each share of Class A common stock that you own represents one vote and each share of Class B common stock that you own represents 20 votes. For questions regarding your stock ownership, you may contact us through our website at https://investor.onepeloton.com or, if you are a registered holder, our transfer agent, Equiniti Trust Company, LLC, through its website at https://www.shareowneronline.com or by phone at (800) 468-9716.

This notice of the Annual Meeting, Proxy Statement, and form of proxy are being distributed and made available on or about October 24, 2025. For ten days ending on the day prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at our headquarters at 441 Ninth Avenue, Sixth Floor, New York, New York 10001.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO VOTE AND SUBMIT YOUR PROXY THROUGH THE INTERNET OR BY TELEPHONE OR REQUEST AND SUBMIT YOUR PROXY CARD AS SOON AS POSSIBLE, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

By Order of the Board of Directors,

TAMMY ALBARRÁN
Chief Legal Officer and Corporate Secretary

PELOTON INTERACTIVE, INC. TABLE OF CONTENTS

PROXY STATEMENT FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

PROXY SUMMARY	1

INFORMATION ABOUT SOLICITATION AND VOTING	5

INTERNET AVAILABILITY OF PROXY MATERIALS	5

GENERAL INFORMATION ABOUT THE MEETING	5

PELOTON INTERACTIVE, INC. TABLE OF CONTENTS

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this proxy statement other than statements of historical fact, including, without limitation, statements regarding our redesigned executive compensation program, the execution and timing of and the expected benefits from our restructuring initiatives and cost-saving measures, the cost savings and other efficiencies of expanding relationships with our third-party partners, details regarding and the timing of the launch of new products and services, our new initiatives with retailer partners and our efforts to optimize our retail showroom footprint, the prices of our products and services in the future, our future operating results and financial position, our business strategy and plans, market growth, and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions.

We have based these forward-looking statements on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions and other important factors that could cause actual results to differ materially from those stated, including, but not limited to: our ability to successfully execute our business strategy; our ability to achieve and maintain profitability and positive free cash flow; our ability to attract and maintain Subscribers; our ability to accurately forecast consumer demand for our products and services and adequately manage our inventory; our ability to execute on and achieve the expected benefits of our restructuring initiatives and other cost-saving measures and whether our efforts will result in further actions or additional asset impairment charges that adversely affect our business; our ability to effectively manage our growth and costs; our ability to anticipate consumer preferences and successfully develop and offer new products and services in a timely manner, and effectively manage the introduction of new or enhanced products and services; demand for our products and services and growth of the connected fitness and wellness market; our ability to maintain the value and reputation of the Peloton brand; disruptions or failures of our information technology systems, or websites, or those of third parties on whom we rely; our reliance on a limited number of suppliers, contract manufacturers, and logistics partners for our Connected Fitness Products; our lack of control over suppliers, contract manufacturers and logistics partners for our Connected Fitness Products; our ability to predict our long-term performance and changes to our revenue as our business matures; any declines in sales of our Connected Fitness Products; the effects of increased competition in our markets and our ability to compete effectively; our dependence on third-party licenses for use of music in our content; actual or perceived defects in, or safety of, our products, including any impact of product recalls, quality improvement or similar programs or legal or regulatory claims, proceedings or investigations involving our products; increases in component costs, long lead times, supply shortages or other supply chain disruptions; accidents, safety incidents or workforce disruptions; seasonality or other fluctuations in our annual or quarterly results; our ability to generate class content; risks related to acquisitions or dispositions and our ability to integrate any such acquired companies into our operations and control environment, including Precor; risks related to expansion into international markets; risks related to payment processing, cybersecurity, or data privacy; risks related to artificial intelligence (“AI”) and our integration of AI into our products, services and business operations; risks related to our Peloton Apps and their ability to work with a range of mobile and streaming technologies, systems, networks, and standards; our ability to effectively price and market our Connected

Fitness Products and subscriptions and our limited operating history with which to predict the profitability of our subscription model; any inaccuracies in, or failure to achieve, operational and business metrics or forecasts of market growth; our ability to maintain effective internal control over financial reporting and our financial and management systems; impacts from warranty claims or product returns; our ability to maintain, protect, and enhance our intellectual property; our ability to comply with laws and regulations that currently apply or become applicable to our business both in the United States and internationally; risks related to changes in global trade policies, including our ability to mitigate the effects of tariffs and other non-tariff restrictions, such as taxes, quotas, local content rules, customs detentions and other protectionist measures; our reliance on third parties for computing, storage, processing and similar services and delivery and installation of our products; our ability to attract and retain highly skilled personnel and maintain our culture; risks related to our common stock and indebtedness; and other risk factors identified in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”), as such factors may be updated in our subsequent filings with the SEC, which are available on the Investor Relations page of our website at https://investor.onepeloton.com and on the SEC website at www.sec.gov.

Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this proxy statement and in our other SEC filings may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this proxy statement or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

You should read this proxy statement and our other SEC filings with the understanding that our actual future results, performance, and events and circumstances may be materially different from what we expect.

In this proxy statement, the words “we,” “us,” “our,” the “Company” and “Peloton” refer to Peloton Interactive, Inc. and its wholly owned subsidiaries, unless the context requires otherwise.

PELOTON INTERACTIVE, INC. PROXY SUMMARY

MEETING INFORMATION Your vote is important. Please submit your proxy as soon as possible (see “Voting Instructions; Voting of Proxies” on page 8 for voting instructions).
RECORD DATE	MEETING DATE	MEETING TIME	VIRTUAL MEETING ONLY
October 15, 2025	Tuesday, December 9, 2025	11:00 a.m. (Eastern Time)	www.virtualshareholdermeeting.com/PTON2025 using your 16-digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card

VOTING METHODS

You may vote in advance of the virtual meeting using one of these voting methods:

VIA THE INTERNET www.proxyvote.com	CALL TOLL FREE Follow instructions shown on proxy card	MAIL SIGNED PROXY CARD If you received paper materials, mail to: Vote Processing, c/o Broadridge Financial Solutions, Inc. 51 Mercedes Way, Edgewood, New York 11717

VOTING AGENDA / VOTING MATTERS

PROPOSAL		BOARD RECOMMENDATION	PAGE REFERENCE

PROPOSAL 1	The election of the Class III directors named in this Proxy Statement	For	21

PROPOSAL 2	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026	For	31

WHO WE ARE

Peloton is a leading global fitness and wellness company that empowers its Members to live fit, strong, long, and happy by providing fitness and wellness products and services they can use anytime, anywhere. We have a highly engaged community of approximately 6 million Members as of June 30, 2025, across the United States, United Kingdom, Canada, Germany, Australia, and Austria. As a category innovator at the nexus of fitness and wellness, technology, and media, we deliver experiences through our world-renowned Instructors, premium hardware and innovative software, personalization, and extensive modalities and content formats. Founded in 2012 and headquartered in New York City, Peloton aims to scale across the markets in which it operates.

2025 PROXY STATEMENT	|	1

BOARD DIRECTORS AND NOMINEES

2	|	2025 PROXY STATEMENT

GOVERNANCE AND BOARD HIGHLIGHTS

We are committed to good corporate governance, which strengthens the accountability of our board of directors (the “Board”) and promotes the long-term interests of our stockholders. The list below highlights our independent board oversight and leadership practices, as discussed further in this Proxy Statement.

INDEPENDENT BOARD AND LEADERSHIP PRACTICES

•

Majority of directors are independent (6 out of 7 current directors)

•

Independent Chairperson of the Board with well-defined rights and responsibilities

•

All Board committees are composed solely of independent directors

•

The Board regularly considers refreshment, with more than half of our current directors having joined since 2022

•

Comprehensive risk oversight practices, including related to cybersecurity, data privacy, safety, legal and regulatory matters, compensation, and other critical evolving areas

•

Our Nominating, Governance and Corporate Responsibility Committee oversees our programs relating to corporate responsibility and sustainability and related risks

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Independent directors hold regular executive sessions

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Directors maintain open communication and strong working relationships among themselves and have regular access to management

•

Directors conduct a robust annual self-assessment process for the Board, Board committees, and individual directors

•

The Board is subject to a related party transactions policy for any direct or indirect involvement of a director or his or her family members or affiliated entities in the Company’s business activities

COMPENSATION PHILOSOPHY AND HIGHLIGHTS

In designing our executive compensation program, we strive to balance the goals of attracting, motivating, rewarding, and retaining our executive officers—including our named executive officers—with the goal of promoting our stockholders’ interests. Our executive compensation policies and practices are intended to support both our short-term and long-term goals and include the following key features:

•	an independent Compensation Committee;
•	an independent compensation consultant that provides analysis and advice to the Compensation Committee;
•	annual review of executive compensation;
•	a compensation structure weighted toward at-risk, performance-based pay;
•	in most cases, multi-year vesting requirements;
•	a pay-for-performance philosophy incorporating performance stock units (“PSUs”);
•	stock ownership guidelines for executive officers and directors;
•	a compensation recovery (“clawback”) policy; and
•	“double-trigger” change-in-control protections.

2025 PROXY STATEMENT	|	3

For our fiscal year ended June 30, 2025 (“Fiscal 2025”), we structured executive compensation around two principal elements: base salary and long-term equity incentive opportunities.

FISCAL 2025 COMPENSATION ELEMENT	DESCRIPTION	ELEMENT OBJECTIVES

BASE SALARY	Fixed cash compensation based on executive officer’s role, responsibilities, competitive market positioning, and individual performance	• Attract and retain key executive talent • Drive top-tier performance through individual contributions

LONG-TERM INCENTIVE COMPENSATION	Long-term equity awards granted in the form of restricted stock unit (“RSU”) awards, PSU awards, and in limited circumstances, time-based options to acquire shares of our Class A common stock

•

Attract and retain key executive talent

•

Drive top-tier performance through long-term individual contributions and focus on sustained success aligned with stockholder interests

•

Encourage achievement linked to key financial metrics

Our primary objective is to align the interests of executive officers with those of our stockholders and to link pay to performance. To that end, a substantial portion of the total direct compensation awarded to our named executive officers for Fiscal 2025 was contingent (rather than fixed), with the ultimate value dependent on the Company’s actual performance. We believe the use of equity awards effectively aligns executive compensation with stockholder value creation.

FISCAL YEAR 2026 COMPENSATION

Building on our decision to transition our long-term incentive compensation component mix to include both RSU and PSU awards in Fiscal 2025, the Compensation Committee approved a comprehensive redesign of our executive compensation program for Fiscal 2026. These changes apply to members of our leadership team and are intended to further strengthen our pay-for-performance philosophy and better align certain key components of the program with prevailing market practices among our compensation peer group. Certain leadership team members who joined the Company in Fiscal 2025 already have compensation packages that were designed in accordance with the new program.

Key changes include:

•	a reduction in base salary;
•	the introduction of an annual cash bonus opportunity tied to the achievement of performance goals;
•	an increased percentage of long-term incentive compensation delivered in PSUs; and
•	the adoption of stock ownership guidelines for executive officers and directors.

Please refer to the “Compensation Discussion and Analysis” section of this Proxy Statement, beginning on page 39 below, for a full description of our executive compensation philosophy, policies, and practices.

4	|	2025 PROXY STATEMENT

PELOTON INTERACTIVE, INC. PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

PELOTON INTERACTIVE, INC.

441 Ninth Avenue, Sixth Floor

New York, New York 10001

October 24, 2025

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the Board of Peloton Interactive, Inc. for use at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually at www.virtualshareholdermeeting.com/PTON2025 on Tuesday, December 9, 2025, at 11:00 a.m. Eastern Time, and any adjournment or postponement thereof. The Notice of Internet Availability of Proxy Materials, this Proxy Statement, and the accompanying form of proxy were first distributed and made available on the Internet to stockholders on or about October 24, 2025. Our Annual Report for the fiscal year ended June 30, 2025, is available together with this Proxy Statement by following the instructions in the Notice of Internet Availability of Proxy Materials. In this Proxy Statement, we refer to Peloton Interactive, Inc. as “Peloton,” the “Company,” “we,” “our” or “us.” References to our website in this Proxy Statement are not intended to function as hyperlinks, and the information contained on our website is not incorporated by reference into this Proxy Statement.

INTERNET AVAILABILITY OF PROXY MATERIALS

In accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. As a result, most stockholders will not receive paper copies of our proxy materials. Instead, we will send a Notice of Internet Availability of Proxy Materials containing instructions for accessing the proxy materials, including this Proxy Statement and our Annual Report, and for voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may request paper copies of the proxy materials, free of charge, if they prefer. We believe this approach makes the proxy distribution process more efficient and cost-effective and helps conserve natural resources.

GENERAL INFORMATION ABOUT THE MEETING

PURPOSE OF THE ANNUAL MEETING

You are receiving this Proxy Statement because our Board is soliciting your proxy to vote your shares at the Annual Meeting with respect to the proposals described in this Proxy Statement. This Proxy Statement provides the information required by SEC rules and regulations and is designed to assist you in making informed voting decisions.

RECORD DATE; QUORUM

Only holders of record of our Class A common stock and Class B common stock at the close of business on October 15, 2025 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 401,756,597 shares of Class A common stock and 15,836,724 shares of Class B common stock outstanding and entitled to vote. As of the Record Date, our current directors, executive officers, and their respective affiliates beneficially owned and were entitled to vote 2,210,473 shares of Class A common stock and zero shares of Class B common stock, representing approximately 0.3%1 of the total voting

[1]

This voting power calculation reflects the voting power of all directors and executive officers as of the Record Date, October 15, 2025; however, it does not include the voting power of the shares held by other 5% or more stockholders, including but not limited to, TCV. See “Security Ownership of Certain Beneficial Owners and Management” for more information.

2025 PROXY STATEMENT	|	5

        PROXY STATEMENT FOR THE 2025 ANNUAL MEETING

power of the shares of our Class A common stock and Class B common stock outstanding on such date. The holders of a majority of the voting power of the shares of our Class A common stock and Class B common stock outstanding and entitled to vote at the Annual Meeting, present virtually or represented by proxy, shall constitute a quorum for the transaction of business. In order to hold the Annual Meeting and conduct business, a quorum must be present. If a quorum is not present, the chairperson of the meeting may adjourn the meeting. Your shares will be counted as present if you attend the Annual Meeting or have properly submitted a proxy prior to the meeting.

VOTING RIGHTS; REQUIRED VOTE

In deciding all matters at the Annual Meeting, as of the Record Date, each share of Class A common stock represents one vote, and each share of Class B common stock represents 20 votes. We do not have cumulative voting rights for the election of directors. You may vote all shares you owned as of the Record Date, including (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company LLC, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote in advance of the Annual Meeting by telephone, through the Internet or, if you request or receive paper proxy materials, by completing and and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares were held in an account with a brokerage firm, bank, or other nominee, then you are the beneficial owner of those shares. As a beneficial owner, you have the right to direct your nominee on how to vote your shares, and your nominee will provide you with voting instructions. However, the organization that holds your shares is considered the stockholder of record for voting purposes. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from that organization authorizing you to vote the shares.

For Proposal 1, the Class III directors will be elected by a plurality of the votes cast. This means that the nominees receiving the highest number of “FOR” votes from holders of our Class A common stock and our Class B common stock, voting together as a single class, will be elected. You may vote “FOR” any nominee or “WITHHOLD” authority to vote for any nominee.

For Proposal 2, ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026 (“Fiscal 2026”), requires the affirmative vote of the holders of a majority of the voting power of our Class A common stock and Class B common stock, voting together as a single class, and you may vote “FOR” or “AGAINST” this matter. Accordingly, the ratification of the appointment of Ernst & Young LLP will be approved if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” it.

6	|	2025 PROXY STATEMENT

        PROXY STATEMENT FOR THE 2025 ANNUAL MEETING

RECOMMENDATIONS OF OUR BOARD OF DIRECTORS ON EACH OF THE PROPOSALS SCHEDULED TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL		BOARD RECOMMENDATION	PAGE REFERENCE

PROPOSAL 1	The election of the Class III directors named in this Proxy Statement	For	21

PROPOSAL 2	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026	For	31

None of our non-employee directors has any substantial interest in any matter to be acted upon at the Annual Meeting, other than with respect to their own election as directors. In addition, none of our executive officers has any substantial interest in any matter to be acted on.

WITHHELD VOTES, ABSTENTIONS AND BROKER NON-VOTES

A “vote withheld,” in the case of the proposal regarding the election of the Class III directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on that proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of the Class III directors, and abstentions have no effect on the ratification of the appointment of Ernst & Young LLP.

Brokers, banks, and other nominees have limited discretionary authority to vote shares that are beneficially owned. A broker, bank or other nominee may vote such shares on “routine” matters without instructions from the beneficial owner. However, for “non-routine” matters, a broker, bank, or other nominee may not vote such shares without instructions from the beneficial owner. Broker non-votes occur when shares held by a broker, bank, or other nominee for a beneficial owner are voted on at least one proposal at a meeting but are not voted with respect to other proposals because the nominee did not receive voting instructions from the beneficial owner and lacks discretionary authority to vote the shares on those proposals. Under Delaware law, broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present. At our Annual Meeting, Proposal No. 2 is considered a routine matter, and nominees have discretionary authority to vote shares that are beneficially owned on this proposal. Accordingly, we do not expect there to be any broker non-votes for Proposal No. 2. Proposal No. 1 is considered a non-routine matter. Broker non-votes on Proposal No. 1 are not deemed to be cast for or against the proposal and, therefore, will have no effect on its outcome.

2025 PROXY STATEMENT	|	7

        PROXY STATEMENT FOR THE 2025 ANNUAL MEETING

VOTING INSTRUCTIONS; VOTING OF PROXIES

VOTE BY INTERNET AT THE ANNUAL MEETING	VOTE BY TELEPHONE OR INTERNET	VOTE BY MAIL

You may vote via the virtual meeting website—any stockholder can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/PTON2025, where stockholders may vote and submit questions during the meeting. The meeting starts at 11:00 a.m. Eastern Time. Please have your 16-Digit Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com.

You may vote by telephone or through the Internet—in order to do so, please follow the instructions shown on your Notice of Internet Availability of Proxy Materials or proxy card.

You may vote by mail—if you request or receive a paper proxy card, simply complete, sign, and date the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717. Your completed, signed, and dated proxy card must be received prior to the Annual Meeting.

Votes submitted by telephone or through the Internet must be received by 11:59 p.m. Eastern Time on December 8, 2025. Submitting your proxy, whether by telephone, through the Internet or, if you request or receive a paper proxy card, by mail will not affect your right to vote should you decide to virtually attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

All properly submitted proxies will be voted in accordance with the instructions specified on the proxy card. If you sign and return a physical proxy card without providing specific voting instructions on one or more proposals, your shares will be voted in accordance with the recommendations of our Board.

If you hold your shares in street name and do not vote, your shares may constitute “broker non-votes” (as described above) with respect to certain proposals and will not be counted in determining the number of shares necessary for approval of such proposals. However, broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.

If you receive more than one proxy card or Notice of Internet Availability of Proxy Materials, your shares may be registered in more than one name or in different accounts. To ensure all of your shares are voted, please follow the instructions included on each Notice of Internet Availability of Proxy Materials or proxy card and vote each of your share accounts. If you requested or received paper proxy materials and intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are counted.

We strongly encourage you to vote your shares in advance of the Annual Meeting as instructed above, even if you plan to attend the Annual Meeting virtually.

REVOCABILITY OF PROXIES

A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:

•	delivering to our Corporate Secretary by mail a written notice stating that the proxy is revoked;
•	signing and delivering a proxy bearing a later date;
•	voting again by telephone or through the Internet; or
•	attending the Annual Meeting virtually and voting during the meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

8	|	2025 PROXY STATEMENT

        PROXY STATEMENT FOR THE 2025 ANNUAL MEETING

Please note, however, that if your shares are held in street name by a broker, bank, or other nominee and you wish to revoke your proxy, you must contact that firm to revoke any prior voting instructions.

EXPENSES OF SOLICITING PROXIES

We are soliciting proxies and will bear the cost of the solicitation, including the preparation, assembly, printing, and mailing of the Notice of Internet Availability of Proxy Materials or this Proxy Statement, the proxy card and our Annual Report, and any other materials furnished to stockholders. After the initial mailing of the solicitation materials, we and our agents, including directors, officers, and other employees, may solicit proxies by mail, e-mail, telephone, other similar means, or in person without additional compensation. We will also request that brokers, custodians, nominees, and other record holders forward copies of the solicitation materials to the beneficial owners for whom they hold shares and obtain authority to execute proxies. In such cases, upon request, we will reimburse such holders for their reasonable expenses. If you need assistance in completing your proxy card, voting by telephone or on the Internet, or have questions regarding the Annual Meeting, you may contact us through our Investor Relations website at https://investor.onepeloton.com.

VOTING RESULTS

The voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. Preliminary voting results will be announced at the Annual Meeting. The final results will be certified by the inspector of elections and reported in a current report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

PARTICIPATING IN THE ANNUAL MEETING

To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/PTON2025 and enter the 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials. Beneficial owners who hold shares in street name and do not have a control number may gain access to the meeting by logging into their broker, brokerage firm, bank, or other nominee’s website and selecting the shareholder communications mailbox to link through to the meeting. Instructions should also be provided on the voting instruction card provided by your broker, bank, or other nominee.

As part of the Annual Meeting, we intend to hold a Q&A session. If you wish to submit questions prior to the meeting, please visit www.proxyvote.com and follow the instructions in your Notice of Internet Availability of Proxy Materials or proxy card. If you wish to submit a question during the Annual Meeting, log into the virtual platform at www.virtualshareholdermeeting.com/PTON2025, type your question into the “Ask a Question” field, and click “Submit.” Only validated stockholders or proxy holders will be able to submit questions. Our Annual Meeting, including the Q&A session, will follow “Rules of Conduct,” which will be available on our meeting web portal. A webcast replay of the Annual Meeting, including the Q&A session, will be available on the virtual meeting platform at www.virtualshareholdermeeting.com/PTON2025 until the date of the 2026 Annual Meeting of Stockholders.

If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or must be rescheduled (if the technical difficulty is more prolonged). In such a case, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/PTON2025. If you encounter technical difficulties accessing or participating in the meeting, please contact the technical support line noted on the login page of the virtual meeting website.

2025 PROXY STATEMENT	|	9

PELOTON INTERACTIVE, INC. CORPORATE GOVERNANCE

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS; CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board and management can pursue our strategic objectives for the benefit of our stockholders.

INDEPENDENCE OF DIRECTORS

The listing rules of the Nasdaq Stock Market LLC (“Nasdaq”) generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating committee be independent.

In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in their capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.

Our Board conducts an annual review of the independence of our directors, including a review of all commercial transactions, relationships, and arrangements between us and our subsidiaries, affiliates, and executive officers with entities associated with our directors or members of their immediate family that occur in a given year. Based on its review in September 2025, our Board determined that Karen Boone, Chris Bruzzo, Tara Comonte, Jay Hoag, Angel L. Mendez and Pamela Thomas-Graham are “independent directors” as defined under the applicable rules, regulations, and listing standards of Nasdaq and the applicable rules and regulations promulgated by the SEC. In particular, in finding Ms. Boone, Mr. Bruzzo and Mr. Hoag to be independent, the Board considered Ms. Boone’s and Mr. Bruzzo’s service as Interim Co-Chief Executive Officers and Co-Presidents of the Company for less than one year, and Mr. Hoag’s role as Co-Founder and General Partner of TCV, a large stockholder of the Company (see “Security Ownership of Certain Beneficial Owners and Management” for more information). During the pendency of their service as our Interim Co-Chief Executive Officers and Co-Presidents, Ms. Boone and Mr. Bruzzo were not considered independent directors by our Board. Our Board has also determined that all members of our Audit Committee, Compensation Committee, and Nominating, Governance and Corporate Responsibility Committee are independent and satisfy the relevant SEC and Nasdaq independence requirements for such committees. The Board previously determined that former director Jon Callaghan was independent.

BOARD OF DIRECTORS AND COMMITTEE SELF-EVALUATIONS

Throughout the year, our Board discusses corporate governance practices with our stockholders, management and third-party advisors to ensure that the Board and its committees follow practices that are designed to ensure fair and effective governance for the Company and its stockholders. Based on an evaluation process recommended and overseen by our Nominating, Governance and Corporate Responsibility Committee pursuant to the committee’s authority set forth in its charter, the Board conducts an annual self-evaluation, including an evaluation of each committee and the contributions of individual directors, in order to determine whether the Board and its committees are functioning effectively. The results of the annual self-evaluation are reviewed and addressed by the Nominating, Governance and Corporate Responsibility Committee and then by the full Board.

10	|	2025 PROXY STATEMENT

        CORPORATE GOVERNANCE

BOARD LEADERSHIP STRUCTURE

The Nominating, Governance and Corporate Responsibility Committee periodically considers the leadership structure of our Board and makes recommendations to our Board with respect thereto as appropriate, including whether the roles of Chief Executive Officer (“CEO”) and Chairperson of the Board should be separated or combined.

Currently, upon the recommendation of the Nominating, Governance and Corporate Responsibility Committee, our Board has determined that the roles should be separated, with Jay Hoag, an independent director, serving as our Chairperson of the Board. The Board believes that having an independent Chairperson helps to ensure that stockholders and other stakeholders are represented in all deliberations with a voice and point of view that is independent of the senior management team. Mr. Hoag’s primary responsibilities as Chairperson of the Board include:

•	coordinating board-relevant activities of the independent directors;
•	calling meetings of the independent directors, as needed;
•	chairing executive sessions of the independent directors and providing feedback and perspective to the CEO about discussions among the independent directors;
•	helping to facilitate communication between the CEO and the other independent directors;
•	collaborating with the CEO, and/or the corporate secretary to set the agenda for Board meetings, including soliciting and taking into account suggestions from other members of our Board; and
•	presiding at all Board meetings.

In addition, as applicable, the Chairperson of the Board performs other functions and responsibilities as requested by our Board, including providing leadership and support from time to time to the CEO, the committee chairs, the corporate secretary, and other members of management with respect to best practices in board governance (including the effectiveness of Board meetings), succession planning for Board members as well as key members of management, and stockholder and stakeholder engagement.

Our Board believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our Board, and sound corporate governance policies and practices.

Pursuant to our Corporate Governance Guidelines, if in the future the position of chairperson and CEO are held by the same person, our Board intends to designate a “lead independent director” to preside over periodic meetings of our independent directors, serve as a liaison between the Chairperson of the Board and the independent directors, and perform any additional duties as our Board may otherwise determine and delegate.

PRESIDING DIRECTOR OF NON-EMPLOYEE DIRECTOR MEETINGS

The non-employee directors meet in regularly scheduled executive sessions without management to promote open and honest discussion. The Chairperson of the Board, Mr. Hoag, or the applicable committee chair when the members of a committee meet in executive session, is the presiding director at these meetings.

BOARD GOVERNANCE STRUCTURE

We are committed to strong corporate governance. Our Board regularly reviews our governance structure, including our classified board. Our Board is divided into three classes, with each class serving a three-year term. We believe this structure encourages our directors to make decisions in the short- and long-term interests of our stockholders, and that it continues to be the appropriate structure for the Company’s Board. In contrast, annual election of all directors can, in some cases, lead to short-term focus or a concentration on only immediate results, which can discourage or impair long-term investments, improvements and initiatives that may be in the best interests of stockholders.

2025 PROXY STATEMENT	|	11

        CORPORATE GOVERNANCE

The Company’s classified board structure also fosters stability and continuity on the Board and ensures that, at any given time, the Board consists of experienced directors who are familiar with our business, strategic goals, history, and culture. We believe our current three-year terms enable our existing and future directors to develop substantive knowledge about our specific operations and goals, which better positions them to make strategic decisions that are in the best interest of our stockholders. Further, this structure strengthens our non-management directors’ independence from parties whose short-term goals may not be in the best interests of all of our stockholders.

All directors, regardless of the length of their term, have a fiduciary duty under the law to act in a manner they believe to be in the best interests of the Company and all of our stockholders. We believe that our classified board structure still provides for accountability to stockholders, while also reducing the Company’s vulnerability to certain potentially abusive short-term takeover tactics.

BOARD REFRESHMENT

In the past three years, we have made a number of changes intended to refresh the composition of our Board and ensure that our directors have the breadth of experience and expertise necessary to advise our Company on corporate strategy, risk management, corporate governance, and other critical matters. The Board has welcomed four new directors since February 2022: Peter Stern, our CEO, who is a seasoned strategist with a track record of driving sustainable growth through innovation, and who previously served as President of Integrated Services at Ford Motor Company (“Ford”) and held leadership roles at Apple Inc. (“Apple”) and Time Warner Cable; Tara Comonte, who has extensive experience in corporate strategy and finance, who serves as CEO of WW International, the parent company of Weight Watchers; Chris Bruzzo, who has more than two decades of experience working for global consumer brands and extensive knowledge in marketing, brand management, digital strategy, communications, retail, and interactive entertainment; and Angel L. Mendez, a proven supply chain leader at the intersection of software, technology, and industrial operations.

DIRECTOR COMMITMENT

Our Board believes that each of our directors, including our director nominees, has demonstrated the ability to devote sufficient time and attention to Board duties and to otherwise fulfill the responsibilities required of directors. Our Board has considered and determined that none of our directors is currently overcommitted with regard to the number of boards on which he or she serves. See each director’s biography beginning on page 21 for the list of outside public company boards on which each director serves. Our Board and our Nominating, Governance and Corporate Responsibility Committee believe that Ms. Boone, Mr. Bruzzo and Ms. Comonte, who are up for election at this Annual Meeting, have demonstrated, and will continue to demonstrate, an ability to dedicate sufficient time to carry out their Board duties effectively and believe that it is in the Company’s best interest that they each continue to serve as a director.

12	|	2025 PROXY STATEMENT

        CORPORATE GOVERNANCE

COMMITTEES OF OUR BOARD

Our Board has established an Audit Committee, a Compensation Committee, and a Nominating, Governance and Corporate Responsibility Committee. The composition and responsibilities of each committee are described below.

Each of these committees has a written charter approved by our Board. Copies of the charters for each committee are available, without charge, upon request in writing to Peloton Interactive, Inc., 441 Ninth Avenue, Sixth Floor, New York, New York 10001, Attn: Chief Legal Officer and Corporate Secretary, or in the “Investors” section of our website, which is located at https://investor.onepeloton.com, by clicking on “Documents & Charters” in the “Governance” section of our website. The Board appoints committee members annually and the members serve on these committees until their resignations, deaths, or until otherwise determined by our Board.

AUDIT COMMITTEE

Our Audit Committee is composed of Mr. Mendez, who is the chairperson, and Ms. Comonte and Ms. Thomas-Graham. Each member of our Audit Committee is independent under the current Nasdaq and SEC rules and regulations. Each member of our Audit Committee is financially literate as required by the current Nasdaq listing standards. Our Board has also determined that Ms. Comonte is an “Audit Committee financial expert” as defined by SEC rules. This designation does not impose any duties, obligations, or liabilities that are greater than those generally imposed on members of our Audit Committee. Our Audit Committee is responsible for, among other things:

•

reviewing and discussing with management our quarterly and annual financial results, earnings guidance, earnings press releases, and other public announcements regarding our operating results prior to distribution to the public;

•	selecting, appointing, compensating, and overseeing the work of the independent registered public accounting firm;
•	reviewing the qualification, performance, and continuing independence of the independent registered public accounting firm;
•	discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and annual financial results;
•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

2025 PROXY STATEMENT	|	13

        CORPORATE GOVERNANCE

•	establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
•	overseeing our internal audit function;
•	overseeing and considering the effectiveness of our internal control over financial reporting;
•	reviewing proposed waivers of the code of conduct for directors, executive officers, and employees (with waivers for directors or executive officers to be approved by the Board);
•

reviewing with management the Company’s significant risks, including financial risk, enterprise exposures, cybersecurity risks, and the safety of the Company’s products and services, customers, and employees;

•	reviewing our policies for risk assessment and risk management, and steps management has taken to monitor or mitigate these risks;
•	reviewing and approving or ratifying related party transactions that are material or otherwise implicate disclosure requirements; and
•	approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

COMPENSATION COMMITTEE

Our Compensation Committee is composed of Ms. Boone, who is the chairperson, and Mr. Hoag. Each member of our Compensation Committee is independent under the current Nasdaq and SEC rules and regulations and a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our Compensation Committee is responsible for, among other things:

•	reviewing and approving the compensation and the terms of any compensatory agreements of our executive officers;
•	reviewing and recommending to our Board the compensation of our non-employee directors;
•	reviewing and approving the selection of our peer companies for compensation assessment purposes;
•	administering our equity incentive compensation plans;
•	reviewing our compensation-related risk exposures and management’s mitigation measures;
•	reviewing succession plans for senior management positions, including our CEO;
•	overseeing matters relating to equitable pay practices;
•	reviewing and approving any Company policy regarding the recoupment or clawback of compensation paid to employees and any amendments thereto;
•	reviewing and assessing compliance with the Company’s stock ownership guidelines for members of the Board and executive officers;
•	reviewing and approving, or making recommendations to our Board, with respect to, incentive compensation and equity plans; and
•	establishing our overall compensation philosophy.

NOMINATING, GOVERNANCE AND CORPORATE RESPONSIBILITY COMMITTEE

Our Nominating, Governance and Corporate Responsibility Committee is composed of Mr. Bruzzo, who is the chairperson, and Mr. Hoag. Each member of our Nominating, Governance and Corporate Responsibility Committee is independent under the current Nasdaq and SEC rules and regulations. Our Nominating, Governance and Corporate Responsibility Committee is responsible for, among other things:

•	identifying and recommending candidates for membership on our Board;
•	recommending directors to serve on Board committees;
•	advising the Board on certain corporate governance matters;
•	developing policies regarding director nomination processes, if and as the committee determines it appropriate;
•	developing policies and programs for new director orientation and continuing director education, if and as the committee determines it appropriate;
•	overseeing any program relating to corporate responsibility and sustainability, including environmental, social, and corporate governance matters and related risks, controls, and procedures; and
•	overseeing the evaluation of our Board, each of its committees, and individual directors on an annual basis.

14	|	2025 PROXY STATEMENT

        CORPORATE GOVERNANCE

OUR BOARD’S ROLE IN RISK OVERSIGHT

Our Board, as a whole, has responsibility for overseeing our risk management processes, although the committees of our Board oversee and review risk areas that have been delegated to them by our Board.

Committees of our Board meet with key management personnel, representatives of outside advisors and our independent auditor, as applicable, to oversee risks associated with their respective principal areas of focus, as described below. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our Board leadership structure supports this approach.

The Board oversees strategic, operational, compliance and financial risks. For example, the Board oversees risks, strategic opportunities, and operational efficiencies related to the use of generative AI. The Board reviews these risks in the context of discussions, question and answer sessions, and reports from the management team at each regular Board meeting, receives reports on all significant committee activities at each regular Board meeting, and evaluates the risks inherent in significant transactions. Our Audit Committee assists our Board in fulfilling its oversight responsibilities with respect to risk management.

2025 PROXY STATEMENT	|	15

        CORPORATE GOVERNANCE

The risk oversight responsibility of our Board and its committees is supported by management level committees, which include our enterprise risk management committee, executive product safety committee, and our disclosure committee. Management also engages with the Board and its committees through additional reporting to the Board across other functional areas, including cybersecurity and data privacy.

The enterprise risk management committee implements our overall enterprise risk management reporting processes in a manner designed to provide our Board and our personnel responsible for risk assessment across the organization with visibility into the identification, assessment, and management of critical risks and management’s risk mitigation strategies. The enterprise risk management committee meets at least three times per year and its co-chairs provide an update on material enterprise risks to the Audit Committee and Board at least annually, and more frequently, as requested.

The executive product safety committee is a management level committee that informs the enterprise risk management program and is responsible for oversight of the Company’s product safety compliance program, policies, and major processes. The committee has oversight of technical risks throughout the product development lifecycle, up to and including member experience, through ongoing monitoring of safety-related data for our products. The committee is composed of senior leaders across our Legal, Technology, and Product teams. The co-chairs advise senior leadership on product safety matters and provide updates to the Audit Committee at least four times per year on product safety, including safety measures and risk mitigation, as appropriate.

Our disclosure committee reports to the Audit Committee and assists our CEO, Chief Financial Officer (“CFO”), and our Audit Committee in preparing the disclosures required under SEC rules. The disclosure committee is composed of senior leaders across our organization, including, but not limited to, our Accounting, Financial Planning and Analysis, Tax, Treasury, Internal Audit, Information Security, Compliance, Legal, Communications, People, Enterprise Technology and Product and Supply Chain teams. The disclosure committee works to ensure that our public filings are accurate, complete, and timely, and sets parameters for and determines the appropriateness of disclosures in all publicly disseminated information.

We are committed to the protection of the personal data of our employees, Members, partners, and other applicable individuals. Our information security team works to identify and prevent cybersecurity risks, while our privacy team is responsible for the development, creation, maintenance and enforcement of our privacy policies, standards, and procedures. Senior leaders of our information security and privacy teams respectively administer our information security and data privacy programs, in each case with regular updates to and with oversight by the Audit Committee. Regular updates to the Audit Committee may include reports summarizing threat detection and mitigation plans, audits of internal controls, employee trainings, and other cybersecurity and privacy priorities and initiatives, as well as timely updates on incidents. In the event of a data breach, we have documented response procedures, and overall, we believe in implementing effective cybersecurity and privacy practices to counteract evolving risks. We structure our security program to align with the National Institute of Standards and Technology Cybersecurity Framework and our privacy program to align with relevant global privacy regulations.

RELATIONSHIP OF COMPENSATION POLICIES AND PROGRAMS TO RISK MANAGEMENT

The Compensation Committee has responsibility for establishing our compensation philosophy and objectives, determining the structure, components, and other elements of our programs, and reviewing and approving the compensation of our named executive officers. With the advice of its independent compensation consultant, the Compensation Committee determined that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on us.

16	|	2025 PROXY STATEMENT

        CORPORATE GOVERNANCE

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of our Compensation Committee during Fiscal 2025 included Ms. Boone, Mr. Hoag, Mr. Mendez and Ms. Thomas-Graham. No member of our Compensation Committee in Fiscal 2025 was at any time during Fiscal 2025 or at any other time an officer or employee of ours or any of our subsidiaries, except that Ms. Boone served as our Interim Co-CEO and Interim Co-President but did not serve on our Compensation Committee during this time. No member of our Compensation Committee in Fiscal 2025 had or has any relationships with us that are required to be disclosed under the Exchange Act, or Regulation S-K thereunder. During Fiscal 2025, none of our executive officers served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board or Compensation Committee.

BOARD AND COMMITTEE MEETINGS AND ATTENDANCE

Our Board and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During Fiscal 2025, our Board met seven times, the Audit Committee met six times, the Compensation Committee met four times, and the Nominating, Governance and Corporate Responsibility Committee met three times. During Fiscal 2025, each member of our Board attended at least 75% in the aggregate of all meetings of our Board and of all meetings of committees of our Board on which such member served.

BOARD ATTENDANCE AT ANNUAL STOCKHOLDER MEETING

Our policy is to invite and encourage each member of our Board to be present at our annual meetings of stockholders. Each member of our Board as of the annual meeting date attended the meeting, which was held virtually on December 3, 2024.

COMMUNICATION WITH DIRECTORS

Stockholders and interested parties who wish to communicate with our Board, non-management members of our Board as a group, a committee of our Board, or a specific member of our Board (including our chairperson or lead independent director, if any) may do so by letters addressed to the attention of our Corporate Secretary.

All communications are reviewed by the Corporate Secretary and provided to the members of our Board as appropriate. Unsolicited items, sales materials, abusive, threatening, or otherwise inappropriate materials, and other routine items and items unrelated to the duties and responsibilities of our Board will not be provided to directors.

The address for these communications is:

Peloton Interactive, Inc.

c/o Chief Legal Officer and Corporate Secretary

441 Ninth Avenue, Sixth Floor

New York, New York 10001

CODE OF CONDUCT

We have adopted a Code of Conduct that applies to all of the members of our Board, officers, employees, agents and contractors, subsidiaries, and affiliates. In addition, we have adopted a Supplier Code of Conduct that applies to our suppliers when providing products or services to the Company. The Supplier Code of Conduct establishes standards and guiding principles across several risk areas that Peloton expects our partners to meet. Both policies are posted on the “Investors” section of our website, which is located at https://investor.onepeloton.com under “Documents & Charters” in the “Governance” section of our website. We intend to satisfy the disclosure requirement under applicable SEC and stock exchange rules regarding amendment to, or waiver from, a provision of our Code of Conduct by posting such information on our website at the address and location specified above.

2025 PROXY STATEMENT	|	17

PELOTON INTERACTIVE, INC. NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

NOMINATION TO THE BOARD

Candidates for nomination to our Board are selected by our Board based on the recommendation of the Nominating, Governance and Corporate Responsibility Committee in accordance with the committee’s charter, our restated certificate of incorporation and amended and restated bylaws, our corporate governance guidelines, and the criteria approved by our Board regarding director candidate qualifications. In recommending candidates for nomination, the Nominating, Governance and Corporate Responsibility Committee considers candidates recommended by directors, officers, employees, stockholders, and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board is set forth below under “Additional Information—Nominations and Proposals to Be Included in Proxy Materials or Presented at the Next Annual Meeting” and the Nominating, Governance and Corporate Responsibility Committee evaluates such candidates in the same manner it evaluates all other candidates.

DIRECTOR QUALIFICATIONS

With the goal of developing a diverse, experienced and highly qualified Board, the Nominating, Governance and Corporate Responsibility Committee is responsible for developing and recommending to our Board the desired qualifications, expertise, and characteristics of members of our Board, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our Board and any specific qualities or skills that the committee believes are necessary for one or more of the members of our Board to possess. Our business thrives when our Team Members and board members reflect the people we serve, so we value diversity on a company-wide basis and without establishing specific goals with respect to diversity, seek to achieve a mix of directors that represents a diversity of background and experience, including with respect to age, gender, race, ethnicity, and occupation.

Because the identification, evaluation, and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our Board from time to time, our Board has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq listing requirements and the provisions of our restated certificate of incorporation, amended and restated bylaws and charters of the committees of our Board. In addition, neither our Board nor our Nominating, Governance and Corporate Responsibility Committee has a formal policy with regard to the consideration of diversity in identifying nominees. When considering nominees, the Nominating, Governance and Corporate Responsibility Committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry, and ability to devote adequate time and effort to the responsibilities of our Board in the context of its existing composition. Through the nomination process, the Nominating, Governance and Corporate Responsibility Committee seeks to promote Board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds, and other characteristics that are expected to contribute to our Board’s overall effectiveness.

18	|	2025 PROXY STATEMENT

        NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

OUR BOARD EXPERIENCE

The matrix below and the biographical description of the director set forth in Proposal No. 1 include the primary individual experience, qualifications, attributes, and skills of each of our directors that contributed to the conclusion that they should serve as a member of our Board at this time.

BOARD SKILLS MATRIX

EXECUTIVE LEADERSHIP Provides judgment and experience as a current or former “C-Level” executive of a publicly traded entity or large private company.					7/7

PUBLIC COMPANY BOARD EXPERIENCE (OTHER THAN PELOTON) Provides knowledge of public company board practices or perspectives from other public company boards, including current or prior experience.				6/7

TECHNOLOGY AND INNOVATION

Leadership experience and expertise in technology, science, or innovation; knowledge of IT solutions; knowledge of how to anticipate technological trends; experience with technology risk management; and/or experience with media and entertainment technology or developing online platforms.

7/7

CORPORATE CONSUMER PRODUCT STRATEGY Experience and expertise in strategic planning, consumer product strategy, risk management, and/or mergers and acquisitions.					7/7

SALES AND MARKETING Experience and expertise in retail, consumer brand strategy development, advertising, building brand awareness, customer data analytics, and/or digital commerce.				6/7

SUPPLY CHAIN/DISTRIBUTION/LOGISTICS EXPERIENCE

Experience in direct and indirect procurement, demand and supply planning, and/or logistics. Competence in supply chain IT systems, supply chain finance, manufacturing, third party management, organizational design, and/or online sales.

4/7

GLOBAL BUSINESS EXPERIENCE Service in a leadership role with multinational companies and experience scaling business in global markets, including international supply chain management.				6/7

HUMAN CAPITAL MANAGEMENT Experience in human resources, including diversity, equity and inclusion programs, talent acquisition, and/or learning and development.				6/7

FINANCE AND ACCOUNTING Experience in the finance function of an enterprise, including an in-depth understanding of financial management, financial reporting and capital allocation processes.			5/7

COMPLIANCE & RISK MANAGEMENT Experience with compliance and risk management, including with respect to legal and regulatory matters, cybersecurity, data privacy, and/or corporate ethics.		4/7

ESG AND CLIMATE RISKS Experience in overseeing and managing ESG practices and initiatives and skills and knowledge in climate-related strategic planning, risk mitigation and management.	3/7

2025 PROXY STATEMENT	|	19

        NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

OUR BOARD DIVERSITY

The matrix below sets forth the self-identified gender identity and demographic diversity attributes of each of our directors as of October 24, 2025.

*	Directors may identify as one or more of the listed categories, resulting in the demographic totals exceeding the number of directors listed.

20	|	2025 PROXY STATEMENT

PELOTON INTERACTIVE, INC. PROPOSAL NO. 1 ELECTION OF DIRECTORS

Our Board is currently divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class III will stand for election at the Annual Meeting. The terms of office of directors in Class I and Class II do not expire until the annual meetings of stockholders held in 2026 and 2027, respectively.

At the recommendation of our Nominating, Governance and Corporate Responsibility Committee, our Board proposes that the Class III nominees named below, each of whom is currently serving as a director in Class III, be elected as a Class III director for a three-year term expiring at the 2028 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal.

Shares represented by proxies will be voted “FOR” the election of the nominees named below unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected, and management and the Board have no reason to believe that any nominee will be unable to serve.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE CLASS III DIRECTORS

2025 PROXY STATEMENT	|	21

        PROPOSAL NO. 1: ELECTION OF DIRECTORS

NOMINEES TO OUR BOARD

The nominees and their ages, occupations, and length of service on our Board as of the date of this Proxy Statement are provided in the table below and in the additional biographical description set forth in the text below the table.

NAME OF DIRECTOR	AGE	POSITION	DIRECTOR SINCE

CLASS III DIRECTORS:

KAREN BOONE(1)	51	Director	January 2019

CHRIS BRUZZO(2)	56	Director	December 2023

TARA COMONTE(3)	51	Director	December 2024

(1)	Chairperson of the Compensation Committee

(2)	Chairperson of the Nominating, Governance and Corporate Responsibility Committee

(3)	Member of the Audit Committee

DIRECTOR AGE: 51 DIRECTOR SINCE: January 2019 COMMITTEES: • Compensation (Chair)

KAREN BOONE

Karen Boone has served as a member of our Board since January 2019, and served as Interim Co-Chief Executive Officer and Co-President from May 2024 to December 2024. Prior to her service at the Company, Ms. Boone served as the President and Chief Financial and Administrative Officer of Restoration Hardware, Inc., a home furnishings company, from May 2014 to August 2018 and as Chief Financial Officer from June 2012 to May 2014. From 1996 to 2012, Ms. Boone held various roles at Deloitte & Touche LLP, a public accounting firm, most recently as an Audit Partner. Ms. Boone currently serves on the board of directors of CoreWeave, Inc., Sonos, Inc., Rivian Automotive, Inc. and several private companies.

SKILLS AND EXPERIENCE

We believe Ms. Boone is qualified to serve on our Board because of her deep knowledge of the Company, her extensive product and retail experience leading a consumer brand and her expertise and background with regard to overseeing administrative functions, including human resources, investor relations, accounting and legal. Ms. Boone’s experience in strategic and financial planning for public companies, including her service on the boards and audit committees of public companies, brings essential leadership and financial expertise to our Board. Ms. Boone holds a Bachelor of Science in Business Economics from the University of California, Davis.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•

CoreWeave, Inc.

•

Rivian Automotive, Inc.

•

Sonos, Inc.

22	|	2025 PROXY STATEMENT

        PROPOSAL NO. 1: ELECTION OF DIRECTORS

DIRECTOR AGE: 56 DIRECTOR SINCE: December 2023 COMMITTEES: • NGCR (Chair)

CHRIS BRUZZO

Mr. Bruzzo has served as a member of our Board since December 2023 and served as our Interim Co-Chief Executive Officer and Co- President from May 2024 to November 2024. Mr. Bruzzo served as the Executive Vice President and Chief Experience Officer of Electronic Arts from September 2014 through June 2023. Amongst other roles, Mr. Bruzzo previously served as the Senior Vice President, Channel Brand Management for Starbucks Corporation from 2007 to 2014, Vice President, Marketing and Public Relations for Amazon.com Inc. from 2003 to 2006, and Assistant Vice President, Communications for Regence Blue Shield from 1998 to 2003. Mr. Bruzzo currently serves on the boards of directors of Boot Barn Holdings, Inc., a retail public company, on the advisory board of Wize, an education technology startup, and as Board President for Mission Scholars, a non-profit that provides college access to low-income students.

SKILLS AND EXPERIENCE

We believe Mr. Bruzzo is qualified to serve on our Board because of his deep knowledge of the Company and his extensive experience working for global consumer brands, with extensive knowledge in marketing, brand management, digital strategy and communications. Mr. Bruzzo was the founding executive sponsor and advocate for Somos EA, Electronic Arts’ Latinx employee resource group, and is a member of the Latino Corporate Directors Association. Mr. Bruzzo holds a Bachelor of Arts degree in political science from Whitworth University.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•

Boot Barn Holdings, Inc.

2025 PROXY STATEMENT	|	23

        PROPOSAL NO. 1: ELECTION OF DIRECTORS

DIRECTOR AGE: 51 DIRECTOR SINCE: December 2024 COMMITTEES: • Audit Committee

TARA COMONTE

Tara Comonte has served as a member of our Board of Directors since December 2024. Ms. Comonte has served as the President and Chief Executive Officer of WW International, Inc., a publicly-traded global weight management company, since February 2025 and as a director since June 2023. She previously served as WW’s Interim President and Chief Executive Officer from September 2024 to February 2025. Ms. Comonte also served as Chief Executive Officer of TMRW Life Sciences, Inc., a life sciences technology company focused on the in vitro fertilization (IVF) sector, from May 2021 to July 2023, and as a director from December 2018 to September 2023. She previously served as President of Shake Shack Inc., a publicly-traded restaurant chain, from October 2019 to May 2021 and Chief Financial Officer from June 2017 to May 2021. Prior to that, Ms. Comonte served as Chief Financial & Business Affairs Officer, among other roles, at Getty Images Holdings, Inc., a global digital media company, and as Chief Financial Officer at McCann Worldgroup, a marketing communications business, from October 2010 to April 2013. Earlier in her career, Ms. Comonte was a founding member and Global Chief Financial Officer & Chief Operating Officer of Mediabrands, part of Interpublic Group, and held various roles at publicly- traded companies and Ernst & Young.

SKILLS AND EXPERIENCE

We believe Ms. Comonte is qualified to serve on our Board because of her two decades of executive leadership experience across corporate and digital strategy, technology, operations and finance. During her career, Ms. Comonte has navigated a broad range of industries and complex business transitions. Ms. Comonte is a chartered accountant and earned a Bachelor of Arts in Accounting and Finance from Heriot-Watt University.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•

WW International, Inc.

24	|	2025 PROXY STATEMENT

        PROPOSAL NO. 1: ELECTION OF DIRECTORS

CONTINUING DIRECTORS

The directors who are serving for terms that end after the Annual Meeting and their ages, occupations, and length of service on our Board as of the date of this Proxy Statement are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

NAME OF DIRECTOR	AGE	POSITION	DIRECTOR SINCE

CLASS I DIRECTORS:

ANGEL L. MENDEZ(1)	65	Director	February 2022

PAMELA THOMAS-GRAHAM(2)	62	Director	March 2018

CLASS II DIRECTORS:

JAY HOAG(3)(4)(5)	67	Director	August 2018

PETER STERN	53	CEO and President, Director	January 2025

(1)	Chairperson of the Audit Committee

(2)	Member of the Audit Committee

(3)	Chairperson of the Board

(4)	Member of the Compensation Committee

(5)	Member of the Nominating, Governance and Corporate Responsibility Committee

DIRECTOR AGE: 67 DIRECTOR SINCE: August 2018 COMMITTEES: • Compensation • NGCR

JAY HOAG

Chairperson of the Board, since May 2024

Jay Hoag has served as a member of our Board since August 2018 and as Chairperson of the Board since May 2024. Mr. Hoag is a co-founder and General Partner of TCV where he has served since June 1995. Mr. Hoag currently serves on the board of directors of Zillow Group, Inc., Netflix Inc. and Grow Care, Inc. (d/b/a Grow Therapy). Mr. Hoag also previously served on the board of directors of various companies, including TripAdvisor, Inc. until June 2025, TCV Acquisition Corp. until March 2023, Vice Holding, Inc. until December 2022, Prodege until December 2021, and Electronic Arts Inc. until August 2021. Mr. Hoag serves on the Investment Advisory Committee at the University of Michigan, the Board of Trustees of Northwestern University, and is a Trustee Emeritus at Vanderbilt University.

SKILLS AND EXPERIENCE

We believe Mr. Hoag is qualified to serve on our Board because of his extensive experience working with the management teams of, and investing in, a number of privately and publicly held companies. As a technology investor and board member of numerous companies, Mr. Hoag brings valued insights on topics such as corporate strategy and risk management. Mr. Hoag holds a Bachelor of Arts from Northwestern University and a Master of Business Administration from the University of Michigan.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•

Netflix Inc.

•

Zillow Group, Inc.

2025 PROXY STATEMENT	|	25

        PROPOSAL NO. 1: ELECTION OF DIRECTORS

DIRECTOR AGE: 65 DIRECTOR SINCE: February 2022 COMMITTEES: • Audit (Chair)

ANGEL L. MENDEZ

Angel L. Mendez has served as a member of our Board since February 2022. Mr. Mendez is Executive Chairman of the Board of LevaData Inc., a privately held, artificial intelligence company focused on supply chain management. He also serves on two other public company boards: Kinaxis, Inc., which specializes in supply chain planning solutions; and Sleep Number Corporation, a sleep technology company. He previously served as executive vice president and chief operating officer of HERE Technologies from 2016 to 2020. From 2005 to 2015, he was a senior executive at Cisco Systems, where he led the company’s corporate transformation program as well as its global supply chain. Earlier in his career, Mr. Mendez served in senior roles at Palm Inc., Gateway Inc., Citigroup, and in various executive positions at Allied Signal Aerospace and GE.

SKILLS AND EXPERIENCE

We believe Mr. Mendez is qualified to serve on our Board because of his extensive experience working with the management teams of a number of privately and publicly held tech companies. He is a thought leader and trailblazer as an architect of end-to-end supply chains at global technology companies, and he brings more than three decades of leadership experience, including supply chain management with some of the world’s most forward-thinking technology and aerospace companies. Mr. Mendez earned a Bachelor of Sciences degree in Electrical Engineering from Lafayette College and a Master of Business Administration from the Crummer School at Rollins College.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•

Kinaxis, Inc.

•

Sleep Number Corporation

26	|	2025 PROXY STATEMENT

        PROPOSAL NO. 1: ELECTION OF DIRECTORS

DIRECTOR AGE: 53 DIRECTOR SINCE: January 2025 COMMITTEES: • None

PETER STERN

CEO and President, Director, since January 2025

Peter Stern has served as our Chief Executive Officer and President and as a member of our Board since January 2025. Mr. Stern served as President of Integrated Services at Ford from August 2023 to December 2024. At Ford, Mr. Stern was responsible for a portfolio of subscription services that included BlueCruise, Ford Pro Intelligence, connectivity and security, and led the company’s digital product team. From September 2016 until January 2023, Mr. Stern served as Vice President of Services at Apple, where he managed the businesses of Apple TV+ and Sports, iCloud, Apple News, Apple Books, Apple Arcade, Apple Fitness+ and Apple One. Additionally, Mr. Stern led marketing for all Apple services, including the App Store, Apple Card, Apple Pay, Apple Music, Apple Podcasts and Apple Maps. He also oversaw Apple’s advertising businesses during a period of rapid growth. Before joining Apple in 2016, Mr. Stern was Executive Vice President and Chief Product, People and Strategy Officer at Time Warner Cable. Prior to that, he was an Associate Principal at McKinsey & Co. Mr. Stern previously served as a director of the Reader’s Digest Association.

SKILLS AND EXPERIENCE

We believe Mr. Stern is qualified to serve on our Board because of his extensive operating experience overseeing many large subscription businesses, including at Ford and Apple. Mr. Stern received his Bachelor of Arts degree from Harvard University and his Juris Doctor from Yale Law School.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•

None.

2025 PROXY STATEMENT	|	27

        PROPOSAL NO. 1: ELECTION OF DIRECTORS

DIRECTOR AGE: 62 DIRECTOR SINCE: March 2018 COMMITTEES: • Audit

PAMELA THOMAS-GRAHAM

Pamela Thomas-Graham has served as a member of our Board since March 2018. Since August 2016, Ms. Thomas-Graham has served as the Founder and Chief Executive Officer of Dandelion Chandelier LLC, a private digital media enterprise focused on the world of luxury. From 2010 to August 2016, she served as a member of the Executive Board at Credit Suisse Group AG, a multinational investment bank and financial services company. While at the firm she served in several different roles, including Chair, New Markets for the global Private Bank, and Global Chief Marketing and Talent Officer.

From 2008 to 2010, Ms. Thomas-Graham served as a Managing Director at Angelo, Gordon & Co., a privately held investment firm. From 2005 through 2007, Ms. Thomas-Graham was a Group President of Liz Claiborne Inc. (now Tapestry). She served as President and Chief Executive Officer of NBC Universal’s CNBC television, and President and Chief Executive Officer of CNBC.com, beginning in 1999. She began her career at global consultancy McKinsey & Co. in 1989, becoming the firm’s first black woman partner in 1995.

Ms. Thomas-Graham served on the board of directors of Norwegian Cruise Line Holdings Ltd. from 2018 to 2021, The Clorox Company from 2005 to 2021, including as its Lead Independent Director from 2016 to 2021, Anthemis Digital Acquisitions I Corp. from 2021 to 2023, Rivian Automotive, Inc. from 2021 to June 2024, and the Bermuda-based Bank of N.T. Butterfield & Son Limited from 2017 to May 2024. She currently serves as a board member of Bumble Inc. and Compass, Inc.

SKILLS AND EXPERIENCE

We believe Ms. Thomas-Graham is qualified to serve on our Board because she brings invaluable strategic, operational, and corporate governance experience as a board member, chief executive officer and executive leader of several public and private companies. Her extensive experience in branding and management consulting enables her to contribute to the oversight of the Company. Ms. Thomas-Graham holds a Bachelor of Arts in Economics from Harvard University and a joint Master of Business Administration and Juris Doctor from Harvard Business School and Harvard Law School.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•

Bumble Inc.

•

Compass, Inc.

There are no family relationships among our directors and executive officers.

28	|	2025 PROXY STATEMENT

        PROPOSAL NO. 1: ELECTION OF DIRECTORS

NON-EMPLOYEE DIRECTOR COMPENSATION

Under our current compensation practices, our non-employee directors receive equity compensation for their service as directors, which we believe reinforces alignment with our stockholders and is consistent with our overall compensation philosophy. Since September 2022, non-employee directors are entitled to receive equity awards solely in RSUs under our 2019 Equity Incentive Plan (the “2019 Plan”).

Our compensation arrangements for non-employee directors are reviewed periodically by our Compensation Committee and our Board. In addition, at the Compensation Committee’s direction, the Compensation Committee’s independent compensation consultant provides a competitive analysis of director compensation levels, practices, and design features as compared to the general market as well as our compensation peer group.

Initial Equity Grant. Each non-employee director appointed to our Board is granted an initial equity award having an aggregate value of $500,000. Each award will vest with respect to 1/3rd of the total number of shares subject to such award on each annual anniversary of the grant, in each case, so long as such non-employee director continues to provide service through such date. Each initial equity grant will accelerate in full upon the consummation of a Corporate Transaction (as defined in the 2019 Plan).

Annual Equity Grant. On the date of each annual meeting of stockholders, each non-employee director who is serving on our Board and will continue to serve on our Board immediately following the date of such annual meeting, will automatically be granted RSUs having an aggregate value of $225,000 (the “Annual Equity Grant”). Additionally, on the date of each annual meeting of stockholders, the non-employee Chairperson of the Board, if any, and each Chairperson of a committee of the Board is granted an annual incremental RSU award having an aggregate value of $90,000 and $15,000, respectively (the “Annual Chairperson Equity Grants”). Each of the Annual Equity Grant and Annual Chairperson Equity Grant will typically vest with respect to 1/4th of the total number of RSUs subject to such award on each quarterly anniversary of the date of grant, such that the equity award will be fully vested on the one-year anniversary of the date of grant, or if earlier, the next annual meeting of stockholders, in each case, so long as such non-employee director continues to provide service through such date. Each Annual Equity Grant and Annual Chairperson Equity Grant will accelerate in full upon the consummation of a Corporate Transaction (as defined in our 2019 Plan).

Annual Cash Retainer. On the date of each annual meeting of stockholders, each non-employee director who is serving on our Board and will continue to serve on our Board immediately following the date of such annual meeting, will automatically be granted an annual cash retainer in the amount of $75,000. The annual cash retainer will be paid in quarterly installments, provided that the non-employee director continues to serve on the Board at the time the installment is paid.

The following table provides information for the fiscal year ended June 30, 2025 regarding all compensation awarded to, earned by, or paid to each person who served as a director for some portion or all of Fiscal 2025, other than Mr. Stern, our CEO and President, who received no additional compensation for his service as a director. The compensation received by Mr. Stern as an employee is shown in the “Executive Compensation—Fiscal 2025 Summary Compensation Table” below. In connection with their appointment as

2025 PROXY STATEMENT	|	29

        PROPOSAL NO. 1: ELECTION OF DIRECTORS

Interim Co-CEOs and Co-Presidents, Ms. Boone and Mr. Bruzzo voluntarily agreed to forfeit non-employee director awards previously granted in Fiscal 2024 that vested during their respective service as an officer of the Company.

NAME	FEES EARNED OR PAID IN CASH		RSU AWARDS(1)(6)		TOTAL

KAREN BOONE	$32,979	(2)	$198,462		$231,442

CHRIS BRUZZO	$37,500		$262,817		$300,317

JON CALLAGHAN(3)	—		$ —		$ —

TARA COMONTE	$37,500		$806,844	(4)	$844,344

JAY HOAG	$37,500		$250,405	(5)	$287,905

ANGEL L. MENDEZ	$37,500		$264,515		$302,015

PAMELA THOMAS-GRAHAM	$37,500		$252,111		$289,611

(1)

The amounts reported in this column represent the aggregate grant date fair value of RSU awards made to directors in Fiscal 2025 calculated in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718, or ASC Topic 718. These amounts do not reflect the actual economic value realized by the director, which will vary depending on the performance of our Class A common stock.

(2)	Ms. Boone’s annual cash retainer was prorated from the date she resumed service as a non-employee director.

(3)

Mr. Callaghan did not stand for reelection at our annual meeting of stockholders held on December 3, 2024, and consequently left the Board at the conclusion of that meeting. As previously disclosed, on December 7, 2023, during the Company’s Fiscal 2024, Mr. Callaghan was awarded an Annual Equity Grant with an aggregate grant date fair value of $338,687 and 50% of such award vested over the course of Fiscal 2024 and the remaining 50% over the course of Fiscal 2025.

(4)	Includes Ms. Comonte’s initial equity grant, which was awarded in connection with her appointment as a non-employee director on December 2, 2024.

(5)	Mr. Hoag waived his Annual Chairperson Equity Grant for Fiscal 2025.

(6)

The following table sets forth information regarding the aggregate number of shares of our Class A common stock and Class B common stock underlying outstanding unexercised stock options and unvested RSUs held by our non-employee directors as of June 30, 2025:

NAME	NUMBER OF SHARES UNDERLYING UNEXERCISED STOCK OPTIONS HELD AT FISCAL YEAR END		NUMBER OF SHARES UNDERLYING UNVESTED RSUS HELD AT FISCAL YEAR END

KAREN BOONE	472,319	(1)	11,688

CHRIS BRUZZO	—		69,358

JON CALLAGHAN	40,435		—

TARA COMONTE	—		69,132

JAY HOAG	40,435		12,698

PAMELA THOMAS-GRAHAM	356,924	(2)	12,698

ANGEL L. MENDEZ	24,859		13,529

(1)	450,000 of these unexercised options are options to purchase shares of our Class B common stock.

(2)	341,486 of these unexercised options are options to purchase shares of our Class B common stock.

30	|	2025 PROXY STATEMENT

PELOTON INTERACTIVE, INC. PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending June 30, 2026 and recommends that stockholders vote for ratification of such appointment. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026 requires the affirmative vote of the holders of a majority of the voting power of our Class A common stock and Class B common stock, voting together as a single class, that are present in person (virtually) or represented by proxy at the Annual Meeting. In the event that the appointment of Ernst & Young LLP is not ratified by our stockholders, the Audit Committee will consider whether it is appropriate to appoint another independent registered public accounting firm, but it will not be obligated to do so. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Ernst & Young LLP audited our financial statements for the fiscal year ended June 30, 2025 and has served as our independent registered public accounting firm since 2017. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with and pre-approved by our Audit Committee annually. In accordance with standard policy, Ernst & Young LLP will periodically rotate the individuals who are responsible for our audit.

During the fiscal years ended June 30, 2024 and 2025, fees for services provided by Ernst & Young LLP were as follows:

	FISCAL YEAR ENDED JUNE 30, 2024	FISCAL YEAR ENDED JUNE 30, 2025

FEES BILLED TO PELOTON

AUDIT FEES(1)	$5,504,500	$5,553,400

AUDIT-RELATED FEES(2)	—	—

TAX FEES(3)	$9,000	$3,208

ALL OTHER FEES(4)	—	—

TOTAL FEES	$5,513,500	$5,556,608

(1)

“Audit fees” include fees for audit services primarily related to the audit of our annual consolidated financial statements; the review of our quarterly consolidated financial statements; comfort letters, consents, and assistance with and review of documents filed with the SEC; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”).

(2)	“Audit-related fees” include fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

(3)

“Tax fees” include fees for tax compliance and advice. Tax advice fees encompass a variety of permissible tax services, including technical tax advice related to federal and state and international income tax matters, assistance with sales tax and assistance with tax audits.

(4)	“All other fees” include fees for services other than the services reported in audit fees, audit-related fees, and tax fees.

2025 PROXY STATEMENT	|	31

        PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm, the scope of services provided by the independent registered public accounting firm, and the fees for the services to be performed. These services may include audit services, audit-related services, tax services, and other services. In addition, the Audit Committee has established procedures by which the chairperson of the Audit Committee may pre-approve such services up to $200,000 per service matter or project, subject to ratification by the Audit Committee at its next regularly scheduled quarterly meeting following such approval. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above were approved by our Audit Committee.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2026

32	|	2025 PROXY STATEMENT

PELOTON INTERACTIVE, INC. REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of our Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act, unless and only to the extent that we specifically incorporate it by reference.

The principal purpose of the Audit Committee is to assist the Board in its general oversight of our accounting practices, system of internal controls, audit processes and financial reporting processes. The Audit Committee is responsible for appointing and retaining our independent auditor and approving the audit and non-audit services to be provided by the independent registered public accounting firm. The Audit Committee’s function is more fully described in its charter.

Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. Ernst & Young LLP, our independent registered public accounting firm for the fiscal year ended June 30, 2025, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

Our Audit Committee has reviewed and discussed with our management and Ernst & Young LLP our audited consolidated financial statements for the fiscal year ended June 30, 2025. Our Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

Our Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our Audit Committee concerning independence and has discussed with Ernst & Young LLP its independence from us.

Based on the review and discussions referred to above, our Audit Committee recommended to our Board that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended June 30, 2025 for filing with the SEC.

Members of our Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditor. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained the appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s consideration and discussions do not assure that the audit of the company’s consolidated financial statements has been carried out in accordance with the standards of the PCAOB, that the consolidated financial statements are presented in accordance with the accounting principles generally accepted in the United States and that Ernst & Young LLP is in fact “independent.”

SUBMITTED BY THE AUDIT COMMITTEE

Angel L. Mendez, Chairperson

Tara Comonte

Pamela Thomas-Graham

2025 PROXY STATEMENT	|	33

PELOTON INTERACTIVE, INC. EXECUTIVE OFFICERS

The names of our executive officers, their ages as of the date of this proxy statement, and their positions are shown below.

NAME	AGE	POSITION

EXECUTIVE OFFICERS:

PETER STERN	53	Chief Executive Officer and President

ELIZABETH CODDINGTON	49	Chief Financial Officer

NICK CALDWELL	44	Chief Product Officer

JEN COTTER	53	Chief Content Officer

CHARLIE KIROL	58	Chief Operating Officer

DION CAMP SANDERS	51	Chief Commercial Officer

Our Board appoints executive officers, who then serve at the discretion of our Board. There is no family relationship among any of the directors or executive officers.

For information regarding Mr. Stern, please refer to “Proposal No. 1—Election of Directors.”

ELIZABETH CODDINGTON has served as our CFO since June 2022. Ms. Coddington most recently served as Vice President of Finance for Amazon Web Services (“AWS”) at Amazon.com, Inc. (“Amazon”) from January 2021 to June 2022, and in finance roles of increasing responsibility at AWS since joining Amazon in March 2016. Prior to joining Amazon, Ms. Coddington served as Chief Financial Officer of Adara, Inc.; Vice President, Finance, and Chief Financial Officer at Walmart.com at Walmart Inc.; and Vice President, Financial Planning and Analysis at Netflix, Inc. Ms. Coddington holds a Bachelor of Science in Chemical Engineering from the Massachusetts Institute of Technology and a Master of Business Administration from the University of North Carolina at Chapel Hill.

NICK CALDWELL has served as our Chief Product Officer since November 2023. Mr. Caldwell was previously Vice President of Engineering for Consumer Products at Twitter from June 2020 to December 2021, and General Manager for Core Technologies at Twitter from December 2021 to November 2022. From February 2020 to June 2020, Mr. Caldwell served as Senior Director, Product and Engineering at Google. From October 2018 to June 2020, Mr. Caldwell served as Chief Product Officer for Looker Data Sciences, a business intelligence firm acquired by Google in 2020. Prior to that, Mr. Caldwell held the position of Vice President of Engineering for Reddit from October 2016 to October 2018. Mr. Caldwell also spent fifteen years at Microsoft and held various positions, most recently as General Manager for the Power BI product organization. Mr. Caldwell has served on the Board of Directors of HubSpot Inc. since January 2021 and previously served on the boards of several private companies, including Bitly, Inc. and True Search. Mr. Caldwell holds a degree in computer science and electrical engineering from Massachusetts Institute of Technology and a Master of Business Administration from U.C. Berkeley Haas School of Business.

JEN COTTER has served as our Chief Content Officer since May 2019. Previously, Ms. Cotter served as Chief Content Officer for ProCaps Laboratories from January to May 2019 and co-founded and led The JJB Collective, an agency serving clients on the evolution of brand, product, multi-channel, and creative strategy, from January 2018 to May 2019. From June 2005 to December 2017, Ms. Cotter held various roles at HSN, a leading interactive and lifestyle retailer, including Vice President, Talent; Senior Vice President, Television and On-Air Development; and Executive Vice President—Content, Programming and Television. Ms. Cotter holds a Bachelor of Arts in Communication and Media Studies from Seton Hall University and a Certificate in Diversity and Inclusion from Cornell University.

34	|	2025 PROXY STATEMENT

        EXECUTIVE OFFICERS

CHARLIE KIROL has served as our Chief Operating Officer since April 2025. Mr. Kirol served as Executive Vice President, Chief Global Operations and Technology Officer of iRobot Corporation (“iRobot”), a global consumer robot company offering home innovation products; from June 2021 to June 2024 and Executive Vice President, Chief Supply Chain Officer at iRobot from February 2020 to June 2021. Mr. Kirol previously served as Senior Vice President, Global Operations at Sensata Technologies Holding pie (“Sensata”), a supplier of sensing, electrical protection, control and power management solutions, from April 2016 to February 2020 and Vice President and Chief Procurement Officer at Sensata from 2015 to 2016. Earlier in his career, Mr. Kirol served in executive roles at Stanley Black & Decker, Inc., including as Vice President of Global Supply Management and spent nine years at General Electric Capital Corporation. He is a long-standing naval officer, having served on active duty for more than 16 years. Mr. Kirol currently holds the rank of Rear Admiral in the US Navy Reserve, where he is one of the senior-most procurement, logistics, and supply corps officers, and presently leads a team of 3,600 logistics professionals. He received his Bachelor of Science in Accounting from the University of Florida and a Master of Business Administration from Indiana University’s Kelly School of Business.

DION CAMP SANDERS has served as Peloton’s Chief Commercial Officer since April 2025. Prior to his appointment, Mr. Sanders served as Chief Emerging Business Officer from September 2022 through April 2025, Chief Strategy Officer from August 2021 through September 2022, and SVP, Head of Strategy, Corporate Development and M&A from January 2019 through April 2021. Prior to joining Peloton in 2019, Mr. Sanders held various executive positions within the consumer internet and digital media sectors, including roles serving as EVP, Corporate Development at Leaf Group from August 2016 to January 2019, VP, Emerging Businesses at The Walt Disney Company from March 2012 to July 2016, and at operating businesses of IAC/InterActiveCorp from May 2000 to May 2005. In addition to his role at Peloton, Mr. Sanders has also served on the Board of Directors at Hyatt Hotels Corporation since September 2021 and served on the Board of Directors at Daily Harvest, Inc. from May 2022 until May 2025 when it was acquired by Chobani. Mr. Sanders earned a Bachelor of Arts in Economics from the University of Pennsylvania in 1996. He also earned a Juris Doctor from the Pepperdine School of Law and an Master of Business Administration from the Pepperdine Graziadio Business School in 2000.

2025 PROXY STATEMENT	|	35

PELOTON INTERACTIVE, INC. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of September 30, 2025, by:

•	each of our named executive officers;
•	each of our directors;
•	all of our directors and executive officers as a group; and
•	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of our Class A common stock or Class B common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 401,756,597 shares of Class A common stock and 15,836,724 shares of Class B common stock outstanding as of September 30, 2025. Shares of our Class A common stock and Class B common stock subject to stock options that are currently exercisable or exercisable within 60 days of September 30, 2025 or RSUs that may vest and settle within 60 days of September 30, 2025 are deemed to be outstanding and to be beneficially owned by the person holding the stock options or RSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the individuals and entities listed in the table below is c/o Peloton Interactive, Inc., 441 Ninth Avenue, Sixth Floor, New York, New York 10001.

36	|	2025 PROXY STATEMENT

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	SHARES BENEFICIALLY OWNED				% OF TOTAL VOTING POWER(1)
	CLASS A		CLASS B
NAME OF BENEFICIAL OWNER	SHARES	%	SHARES	%

DIRECTORS AND NAMED EXECUTIVE OFFICERS:

PETER STERN(2)	189,934	*	—	—	*

KAREN BOONE(3)	284,493	*	450,000	2.8%	1.3%

CHRIS BRUZZO	206,489	*	—	—	*

TARA COMONTE	19,047	*	—	—	*

JAY HOAG(4)	79,233	*	—	—	*

ANGEL MENDEZ(5)	133,661	*	—	—	*

PAMELA THOMAS-GRAHAM(6)	126,947	*	341,486	2.1%	*

NICK CALDWELL(7)	857,120	*	—	—	*

ELIZABETH CODDINGTON(8)	1,103,492	*	—	—	*

JENNIFER COTTER(9)	737,769	*	159,604	1.0%	*

ANDREW RENDICH(10)	1,234,528	*	—	—	*

DION SANDERS(11)	366,329	*	267,500	1.7%	*

ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP (12 PERSONS)(12)	4,192,600	1.0%	1,218,590	7.1%	4.0%

OTHER 5% STOCKHOLDERS:

ENTITIES AFFILIATED WITH TCV(13)	6,302,367	1.6%	15,602,635	98.5%	44.3%

THE VANGUARD GROUP(14)	37,482,845	9.3%	—	—	5.2%

ENTITY AFFILIATED WITH FIDELITY INVESTMENTS(15)	26,468,432	6.6%	—	—	3.7%

BLACKROCK, INC.(16)	25,368,657	6.3%	—	—	3.5%

T. ROWE PRICE ASSOCIATES, INC.(17)	21,760,678	5.4%	—	—	3.0%

*	Less than 1%

(1)

Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, voting as a single class. The holders of our Class B common stock are entitled to 20 votes per share, and holders of our Class A common stock are entitled to one vote per share.

(2)	Represents (i) 130,221 shares of Class A common stock and (ii) 59,713 shares of Class A common stock underlying RSUs that may vest and settle within 60 days of September 30, 2025.

(3)

Represents (i) 262,174 shares of Class A common stock, (ii) 22,319 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2025, and (iii) 450,000 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of September 30, 2025.

(4)

Represents (i) 38,798 shares of Class A common stock and (ii) 40,435 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2025. Mr. Hoag is a Class A Director and a Class A Member of Technology Crossover Management IX, Ltd. and Technology Crossover Management X, Ltd., a limited partner of Technology Crossover Management IX, L.P., Technology Crossover Management X, L.P., TCV Member Fund, L.P. and TCV X Member Fund, L.P., and a Member of TCV IX Management, L.L.C and TCV X Management, L.L.C., which are TCV funds and entities affiliated with the TCV Funds described in note 13 below but does not hold voting or dispositive power over the shares held of record by the TCV Funds.

(5)	Represents (i) 108,802 shares of Class A common stock and (ii) 24,859 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2025.

(6)

Represents (i) 111,509 shares of Class A common stock, (ii) 15,438 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2025, and (iii) 341,486 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of September 30, 2025.

(7)	Represents (i) 737,788 shares of Class A common stock and (ii) 119,332 shares of Class A common stock underlying RSUs that may vest and settle within 60 days of September 30, 2025.

2025 PROXY STATEMENT	|	37

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(8)

Represents (i) 346,535 shares of Class A common stock, (ii) 238,014 shares of Class A common stock underlying RSUs that may vest and settle within 60 days of September 30, 2025, and (iii) 518,943 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2025.

(9)

Represents (i) 100,269 shares of Class A common stock, (ii) 279,927 shares of Class A common stock underlying RSUs that may vest and settle within 60 days of September 30, 2025, (iii) 357,573 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2025, and (iv) 159,604 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of September 30, 2025.

(10)	Represents (i) 1,028,100 shares of Class A common stock and (ii) 206,428 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2025.

(11)

Represents (i) 235,083 shares of Class A common stock underlying RSUs that may vest and settle within 60 days of September 30, 2025, (ii) 131,246 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2025, and (iii) 251,750 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of September 30, 2025.

(12)

Includes all Directors and Executive Officers as of September 30, 2025. Includes Mr. Kirol, our Chief Operating Officer, and does not include Mr. Rendich, our former Chief Supply Chain Officer. Represents (i) 2,075,984 shares of Class A common stock, (ii) 1,005,803 shares of Class A common stock underlying RSUs that may vest and settle within 60 days of September 30, 2025, (iii) 1,110,813 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2025, and (iv) 1,218,590 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of September 30, 2025.

(13)

Represents (i) 2,602,444 shares of Class A common stock held of record by TCV IX, L.P., (ii) 734,319 shares of Class A common stock held of record by TCV IX (A) Opportunities, L.P., (iii) 138,996 shares of Class A common stock held of record by TCV IX (B), L.P., (iv) 200,654 shares of Class A common stock held of record by TCV Member Fund, L.P., (v) 59,440 shares of Class A common stock held of record by TCV IX Management, L.L.C., (vi) 1,878,926 shares of Class A common stock held of record by TCV X, L.P., (vii) 465,945 shares of Class A common stock held of record by TCV X (A) Blocker, L.P., (viii) 91,608 shares of Class A common stock held of record by TCV X (B), L.P., (ix) 105,147 shares of Class A common stock held of record by TCV X Member Fund, L.P., (x) 24,888 shares of Class A common stock held of record by TCV X Management, L.L.C., (xi) 9,091,405 shares of Class B common stock held of record by TCV IX, L.P., (xii) 2,565,254 shares of Class B common stock held of record by TCV IX (A) Opportunities, L.P., (xiii) 485,543 shares of Class B common stock held of record by TCV IX (B), L.P., (xiv) 704,842 shares of Class B common stock held of record by TCV Member Fund, L.P., (xv) 2,037,126 shares of Class B common stock held of record by TCV X, L.P., (xvi) 505,169 shares of Class B common stock held of record by TCV X (A) Blocker, L.P., (xvii) 99,314 shares of Class B common stock held of record by TCV X (B), L.P., and (xviii) 113,982 shares of Class B common stock held of record by TCV X Member Fund, L.P. (collectively the “TCV Funds”). Technology Crossover Management IX, Ltd. (“Management IX”) is the sole general partner of Technology Crossover Management IX, L.P. (“TCM IX”), which in turn is the sole general partner of TCV IX, L.P., TCV IX (A) Opportunities, L.P. and TCV IX (B), L.P. TCM IX is also the sole general partner of TCV IX (A), L.P., which is the sole shareholder of TCV IX (A) Opportunities, Ltd., which in turn is the sole limited partner of TCV IX (A) Opportunities, L.P. Management IX is also a general partner of TCV Member Fund, L.P. Management IX may be deemed to have the sole voting and dispositive power over the shares held by TCV IX, L.P., TCV IX (A) Opportunities, L.P., TCV IX (B), L.P., and TCV Member Fund, L.P. Technology Crossover Management X, Ltd. (“Management X”) is the sole general partner of Technology Crossover Management X, L.P. (“TCM X”) which in turn is the sole general partner of TCV X, L.P., TCV X (A) Blocker, L.P. and TCV X (B), L.P. TCM X is also the sole general partner of TCV X (A), L.P., which in turn is the sole shareholder of TCV X (A) Blocker, Ltd, which in turn is the sole limited partner of TCV X (A) Blocker, L.P. Management X is also the general partner of TCV X Member Fund, L.P. Management X may be deemed to have the sole voting and dispositive power over the shares held by TCV X, L.P., TCV X (A) Blocker, L.P., TCV X (B), L.P., and TCV X Member Fund, L.P. The address of each of the foregoing entities is 250 Middlefield Road, Menlo Park, California 94025. Mr. Hoag disclaims beneficial ownership of shares listed above, except to the extent of his pecuniary interest therein.

(14)

Based solely on information contained in a Schedule 13G/A filed with the SEC on May 7, 2025. Of the shares of Class A common stock beneficially owned, The Vanguard Group reported that it had shared voting power with respect to 426,292 shares, sole dispositive power with respect to 36,637,754 shares, and shared dispositive power with respect to 845,091 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(15)

Based solely on information contained in a Schedule 13G/A filed with the SEC on May 9, 2025. Of the shares of Class A common stock beneficially owned, FMR LLC, an affiliate of Fidelity Investments, reported that it had sole voting power with respect to 24,930,819.38 shares and sole dispositive power with respect to 26,468,431.23 shares. The address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(16)

Based solely on information contained in a Schedule 13G/A filed with the SEC on April 30, 2025. Of the shares of Class A common stock beneficially owned, BlackRock, Inc., reported that it had sole voting power with respect to 25,598,416 shares and sole dispositive power with respect to 25,368,657 shares. The address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

(17)

Based solely on information contained in a Schedule 13G/A filed with the SEC on May 14, 2025. Of the shares of Class A common stock beneficially owned, T. Rowe Price Associates, Inc. reported that it had sole voting power with respect to 21,687,351 shares and sole dispositive power with respect to 21,760,678 shares. The address for T. Rowe Price Associates is 100 E. Pratt Street, Baltimore, Maryland 21202.

38	|	2025 PROXY STATEMENT

PELOTON INTERACTIVE, INC. EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) describes the compensation program for our named executive officers for Fiscal 2025. Our named executive officers and their positions during Fiscal 2025 were:

•	Peter Stern, our Chief Executive Officer and President;
•	Elizabeth Coddington, our Chief Financial Officer;
•	Jennifer Cotter, our Chief Content Officer;
•	Nick Caldwell, our Chief Product Officer;
•	Dion Sanders, our Chief Commercial officer;
•	Karen Boone, our former Interim Co-Chief Executive Officer and Co-President;
•	Chris Bruzzo, our former Interim Co-Chief Executive Officer and Co-President (together with Ms. Boone, our “Former Interim Co-CEOs”); and
•	Andrew Rendich, our former Chief Supply Chain Officer.

The list of Fiscal 2025 named executive officers above encompasses: (i) each individual serving as our Principal Executive Officer at any time during Fiscal 2025, (ii) our Principal Financial Officer, (iii) the next three most highly-compensated executive officers (other than our Principal Executive Officers or Principal Financial Officer) who were serving in such capacity as of the last day of Fiscal 2025, and (iv) one additional individual for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the Company as of the last day of Fiscal 2025. Although Ms. Boone and Mr. Bruzzo were named executive officers for Fiscal 2025, their compensation arrangements substantially differed from our other named executive officers as they both were appointed and served in an executive role in an interim capacity only, as described in further detail below.

During Fiscal 2025, the following transitions occurred with respect to our named executive officers:

•

Ms. Boone and Mr. Bruzzo, appointed as Interim Co-Chief Executive Officers and Co-Presidents on May 2, 2024, returned to their roles as non-executive members of our Board of Directors effective December 31, 2024 and November 1, 2024, respectively;

•	Mr. Stern was appointed as our Chief Executive Officer and President, effective January 1, 2025;
•

Mr. Rendich transitioned, effective April 11, 2025, from his role as our Chief Supply Chain Officer to a non-executive officer, strategic advisory role through June 30, 2025, after which he terminated employment with the Company; and

•	Mr. Sanders, previously our Chief Emerging Business Officer, was appointed as our Chief Commercial Officer, effective April 14, 2025.

The CD&A begins by discussing Fiscal 2025 business highlights and then describes key elements of our executive compensation program for Fiscal 2025. It describes a comprehensive redesign of our executive compensation program that took effect for Fiscal 2026 and then provides an overview of our executive compensation philosophy, core principles, and objectives. Finally, it analyzes how and why the Compensation Committee of our Board arrived at the specific compensation determinations for our named executive officers in Fiscal 2025, including the key factors that the Compensation Committee considered in deciding our executives’ compensation.

2025 PROXY STATEMENT	|	39

        EXECUTIVE COMPENSATION

EXECUTIVE SUMMARY

FISCAL 2025 BUSINESS HIGHLIGHTS

We entered Fiscal 2025 with the goal of improving profitability and free cash flow while continuing to invest in innovation. We achieved these goals by generating $333 million of net cash provided by operating activities and $323.7 million of Free Cash Flow, improvements of roughly $400 million in both metrics. We also successfully launched innovative new features to our Members, including Teams (community engagement), the Strength+ app (strength routines designed for the gym), and Personalized Plans (workout plans tailored to Members’ individual goals and preferences).

Our Fiscal 2025 results reflect the substantial progress that we made toward stabilizing free cash flow and improving profitability, including:

•	2.80 million Ending Paid Connected Fitness Subscriptions as of June 30, 2025, representing a 5.9% year-over-year decrease;
•	Average Net Monthly Paid Connected Fitness Subscription Churn of 1.6%;
•	Revenue of $2,490.8 million, a 7.8% year-over-year decrease;
•	Net cash provided by operating activities of $333.0 million, a $399.1 million improvement year-over-year;
•	Free Cash Flow of $323.7 million, a $409.4 million improvement year-over-year;
•	Net loss of $118.9 million, a $433.0 million improvement year-over-year; and
•	Adjusted EBITDA of $403.6 million, a $400.0 million improvement year-over-year.

Please refer to Annex A for descriptions and reconciliations for each above non-GAAP financial measure (Free Cash Flow and Adjusted EBITDA) to their most directly comparable GAAP financial measure.

In Fiscal 2026, we will continue to focus on cost efficiencies and managing the business toward profitable growth, while investing in product and content innovation to drive long-term growth. Our goals include to:

•	achieve at least $200 million of Free Cash Flow;
•	achieve at least $100 million of run-rate cost savings by the end of Fiscal 2026;
•	launch new product and content offerings focused on holistic wellness, including a portfolio of refreshed hardware products;
•	form a unified commercial business unit by integrating Precor and Peloton for Business;
•	grow our physical and online retail presence cost-effectively via third party retail partners and flexible, capital-efficient microstores; and
•	elevate the Member experience through better onboarding and community features.

With a significantly improved cost profile, we believe we are well positioned to drive Peloton toward sustainable, profitable growth over time.

40	|	2025 PROXY STATEMENT

        EXECUTIVE COMPENSATION

FISCAL 2025 EXECUTIVE COMPENSATION HIGHLIGHTS

The Compensation Committee and our Board took the following actions relating to the compensation of our named executive officers for and during Fiscal 2025:

•

Base Salary — The Compensation Committee reviews the base salaries of our named executive officers on at least an annual basis and considers potential changes based on our performance, our compensation objectives, market data and individual performance and responsibilities, among other factors. For Fiscal 2025, the Compensation Committee maintained the base salaries of our named executive officers at the Fiscal 2024 level. As described in further detail below, the Compensation Committee approved a salary reduction for our named executive officers for Fiscal 2026, other than for Mr. Stern, with the annual rate set at $850,000, and approved a further salary reduction for Fiscal 2027. These reductions coincide with our introduction of a new annual cash bonus opportunity for Fiscal 2026, which further ties a portion of our named executive officers’ total compensation to the achievement of performance goals.

•

Introduction of Performance Stock Unit Awards — In Fiscal 2025 we introduced PSU awards for the first time as part of the long-term equity compensation for our named executive officers. These PSU awards were contingent on the Company’s achievement of Free Cash Flow goals. Free Cash Flow is a non-GAAP financial metric that we believe is aligned with our stockholders’ interests and our internal financial goals.

•

Long-Term Equity Awards — We believe providing long-term incentive compensation in the form of equity awards motivates and rewards individual initiative and effort, and the Compensation Committee designed our Fiscal 2025 executive compensation program so that a meaningful portion of our named executive officers’ target annual total direct compensation, in the form of RSUs and PSUs, was both “at-risk” and variable in nature. We view these Fiscal 2025 equity awards as variable and at risk because the ultimate value of these awards is based on our stock price performance over an extended period of time, for RSUs, and our Fiscal 2025 performance against the key financial metric of Free Cash Flow, for the PSUs.

During Fiscal 2025, the Compensation Committee approved “refresh” equity awards for our named executive officers who were employed by us in September 2024 (other than our Former Interim Co-CEOs), which awards were granted on September 30, 2024, for RSUs, and October 17, 2024, for PSUs.

All equity awards were granted pursuant to the 2019 Plan. These equity awards were granted to align our named executive officers’ incentives with the long-term interests of the Company and our stockholders and to focus our named executive officers on achieving our financial and strategic objectives. We believe that this approach provided balanced incentives for our named executive officers to drive financial performance and further enhanced their focus on long-term growth.

•

Updated Compensation Peer Group — In Fiscal 2025 we made the decision to select a new peer benchmark set of companies that more closely aligned with our current cost structure, market capitalization, and growth profile for compensation purposes. We added nine and removed eleven peer companies.

•

Compensation Arrangements with Mr. Stern — On October 28, 2024, we entered into an employment offer letter with Mr. Stern in connection with his appointment as CEO and President effective January 1, 2025. Pursuant to the offer letter, Mr. Stern was eligible for the following new hire compensation: (i) an annual base salary of $1,250,000, (ii) an annual cash bonus equal to 100% of his annual base salary and (iii) equity awards valued at $20,000,000 in the aggregate on the date of grant, allocated as follows: (a) stock options to purchase shares of our Class A common stock valued at $5,000,000; (b) RSUs valued at $10,000,000; and (c) PSUs valued at $5,000,000. Mr. Stern received a signing bonus of $1,000,000 and a relocation benefit. He is also eligible to receive security and other employee benefits. Mr. Stern participates in our Severance Plan as a tier 1 participant.

STOCKHOLDER ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION AND STOCKHOLDER ENGAGEMENT

Our most recent non-binding stockholder advisory vote on the compensation of our named executive officers (a “Say-On-Pay”) vote was held at our 2024 Annual Meeting of Stockholders. 82.3% of the total votes cast in favor of and against our Say-on-Pay proposal were voted in favor of the proposal.

In evaluating our compensation practices in Fiscal 2025, the Compensation Committee was mindful of the level of support our stockholders expressed for our philosophy and practice of linking executive compensation to stockholder value creation. Our

2025 PROXY STATEMENT	|	41

        EXECUTIVE COMPENSATION

executive compensation program is grounded in a compensation philosophy aimed at achieving strong alignment between our long-term strategic goals and our stockholders’ interests. As noted below, the Compensation Committee approved a comprehensive redesign of our executive compensation program that takes effect in Fiscal 2026.

Our Board and the Compensation Committee consider, and will continue to consider, the outcome of Say-on-Pay votes, as well as any comments received from our stockholders throughout the year, when evaluating our executive compensation program and making compensation decisions for our executive officers, including our named executive officers. Stockholders are invited to express their views to the Compensation Committee on our executive compensation program as described under “Communication with Directors” in this Proxy Statement.

At our 2020 Annual Meeting of Stockholders, we conducted a non-binding stockholder advisory vote on the frequency (commonly known as a “Say-on-Frequency” vote) of future Say-on-Pay votes. Our stockholders expressed a preference for holding future Say-on-Pay votes on a triennial, rather than an annual or biennial, basis. In recognition of this preference and other factors considered, our Board determined that, until the next Say-on-Frequency vote at the 2026 Annual Meeting of Stockholders, we will hold triennial Say-on-Pay votes.

REDESIGN OF OUR EXECUTIVE COMPENSATION PROGRAM FOR FISCAL 2026

OVERVIEW

In September 2025, the Compensation Committee approved a comprehensive redesign of our executive compensation program for Fiscal 2026. The Compensation Committee believes the redesign will strengthen our commitment to our pay for performance philosophy and will further align certain key components of the program with prevailing market practice among our compensation peer group. The redesign is applicable to our named executive officers and our leadership team members more broadly, other than Mr. Stern and certain leadership team members who joined the Company in Fiscal 2025, who already have compensation arrangements in place that are designed in accordance with the new compensation philosophy.

CHANGES TO CASH COMPENSATION: REDUCED SALARY AND A NEW ANNUAL CASH BONUS OPPORTUNITY

During a two-year period beginning in Fiscal 2026 (the “Transition Period”), our leadership team members will transition to a new mix of cash compensation, consisting of a reduced base salary and an annual cash bonus opportunity. Each executive’s annual base salary is set at a reduced rate with a potential offset from a bonus opportunity. The base salary is set at an annual rate of $850,000 for the remainder of Fiscal 2026, with a further reduction planned for Fiscal 2027. The annual cash bonus opportunity is targeted at 20% of each executive’s base salary in Fiscal 2026, as pro-rated from the adoption of the new program in September 2025, and 60% in Fiscal 2027, in each case subject to the satisfaction of certain performance and service conditions. The cash compensation of each leadership team member will be subject to future adjustment pursuant to our employee compensation policies as in effect from time to time.

For Fiscal 2026, annual cash bonuses will be subject to a payout of between 0% and 200% of the applicable target annual cash bonus opportunity for such year based equally on a quantitative assessment of operational performance and a qualitative assessment of achievement toward strategic imperatives, as recommended to the Compensation Committee by Mr. Stern, other than for himself. Performance metrics for Fiscal 2027 will be determined by the Compensation Committee.

Each of the leadership team members who participate in the redesigned executive compensation program signed an amendment to his or her offer letter that implements the redesigned program. The amendment also modifies and waives certain rights under the Company’s Severance and Change in Control Plan (the “Severance Plan”).

42	|	2025 PROXY STATEMENT

        EXECUTIVE COMPENSATION

CHANGES TO LONG-TERM INCENTIVE COMPENSATION: SHIFT IN RSU AND PSU MIX

Beginning in Fiscal 2026, the mix of long-term incentive awards will consist of 70% RSUs and 30% PSUs, which represents an increase from approximately 85% RSUs and 15% PSUs in Fiscal 2025. Mr. Stern’s mix is 50% RSUs and 50% PSUs. Both RSU and PSU awards are subject to service conditions and PSU awards are expected to be subject to a payout of between 0% and 200% of the applicable target award opportunity for such year, subject to the achievement of applicable performance conditions. A portion of Mr. Stern’s PSUs are based on the achievement of stock price goals.

STOCK OWNERSHIP GUIDELINES

In 2025, the Compensation Committee adopted stock ownership guidelines (the “Stock Ownership Guidelines”) requiring our executive officers and the non-employee members of the Board to maintain a minimum level of ownership of our common stock proportional to their annual base salary (5x for our CEO and 2x for other executive officers) or cash retainer (5x for non-employee directors), as applicable. The Stock Ownership Guidelines provide for a five-year compliance period to achieve the required ownership level.

EXECUTIVE COMPENSATION PHILOSOPHY AND OBJECTIVES: RELATIONSHIP BETWEEN PAY AND PERFORMANCE

Our executive compensation program is guided by our overarching philosophy of paying for demonstrable performance. Consistent with this philosophy, we have designed our executive compensation program to achieve the following primary objectives:

•	Provide market competitive compensation and benefit levels that will attract, motivate, reward, and retain a highly talented team of executives within the context of responsible cost management;
•

Align the interests and objectives of our executives with those of our stockholders by linking their long-term incentive compensation opportunities to stockholder value creation and the achievement of goals linked to key performance metrics; and

•	Offer total compensation opportunities to our executives that, while competitive, are internally consistent and fair.

We seek to ensure that our program is designed so that a meaningful portion of our executive officers’ annual target total direct compensation is both “at risk” and variable in nature. Consistent with our “pay-for-performance” philosophy, generally, we seek to emphasize variable pay over fixed pay.

Generally, this philosophy is reflected in the target total direct compensation opportunities of our named executive officers. In Fiscal 2025, a substantial majority of the target total direct compensation granted to our executive officers consisted of long-term incentive compensation, in the form of RSU and PSU awards that may be settled for shares of our Class A common stock. We view these RSU and PSU awards as variable and at-risk because the ultimate value of these awards is based on stock price performance over an extended period of time, for RSUs, and our performance against key metrics, for PSUs.

This pay for performance philosophy is also reflected in our redesigned executive compensation program. As described in further detail above, we have reduced base salaries for our named executive officers, other than Mr. Stern, and introduced an annual cash bonus opportunity, which is targeted at 20% of the reduced Fiscal 2026 base salary level and 60% of a further reduced Fiscal 2027 base salary level. Any bonus payment is subject to the satisfaction of certain performance and service conditions. Additionally, in Fiscal 2026, PSUs will represent an even greater percentage of total compensation relative to Fiscal 2025, which was the performance period in which we introduced PSUs for the first time.

2025 PROXY STATEMENT	|	43

        EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION-RELATED POLICIES AND PRACTICES

We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The Compensation Committee evaluates our executive compensation program on a regular basis to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following summarizes our executive compensation and related policies and practices:

WHAT WE DO

•

Maintain an Independent Compensation Committee with Independent Compensation Consultant. The Compensation Committee consists solely of independent directors who establish our compensation practices. The Compensation Committee consults with an independent compensation consultant on compensation levels and practices.

•

Annual Executive Compensation Review. The Compensation Committee conducts an annual review and approval of our compensation strategy, including a review and determination of our compensation peer group used for comparative purposes and a review of our compensation-related risk profile to ensure that our compensation programs do not encourage excessive or inappropriate risk-taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on our Company.

•

Compensation At-Risk. Our executive compensation program is designed so that a significant portion of our named executive officers’ compensation is “at-risk,” as the value derived from equity awards is variable in nature based on our stock price, for RSUs, and both corporate performance and stock price, for PSUs. In Fiscal 2025, the PSUs were structured such than none would vest if the Company did not achieve a threshold Free Cash Flow target. We believe this structure aligns the interests of our named executive officers and stockholders.

•	Multi-Year Vesting. In most cases, equity awards granted to our named executive officers vest over multi-year periods, consistent with current market practice and our retention objectives.

•

“Pay-for-Performance” Philosophy. The majority of our named executive officers’ compensation is directly linked to our stock price and corporate performance; we also structure target total direct compensation opportunities with a significant long-term equity element, thereby making a substantial portion of each named executive officer’s target total direct compensation dependent upon our stock price performance and the achievement of goals linked to key performance metrics. Because the majority of our named executive officers’ compensation is in the form of variable, “at-risk” pay, our named executive officers are incentivized to drive financial performance and further enhance their focus on long-term growth.

•

Clawback Policy. We have adopted a clawback policy that complies with and exceeds the requirements of Exchange Act Rule 10D-1 and the applicable Nasdaq listing standards (the “Clawback Policy”). The Clawback Policy applies to erroneously-awarded incentive compensation (including equity awards) received by current and former executive officers in the event that we are required to prepare an accounting restatement that corrects an error in previously issued financial statements due to material noncompliance with any financial reporting requirement under the securities laws. In addition, the Clawback Policy permits the Compensation Committee to exercise its discretion to recover incentive compensation from an executive officer in the event of fraud or intentional misconduct.

•

Stock Ownership Guidelines. We have adopted stock ownership guidelines that require our executive officers and the non-employee directors to maintain a minimum level of ownership of our common stock proportional to their annual base salary (5x for our CEO and 2x for other executive officers) or cash retainer (5x for non-employee directors).

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•

“Double-Trigger” Change in Control Arrangements. Under our Severance Plan, all change in control payments and benefits are based on a “double-trigger” arrangement (that is, they require both a change in control of the Company and a qualifying termination of employment before payments and benefits are paid).

WHAT WE DO NOT DO

•

No Executive Retirement Plans. We do not currently offer, nor do we have plans to offer, defined benefit pension plans or any nonqualified deferred compensation plans or arrangements to our named executive officers other than the plans and arrangements that are available to all employees. Our named executive officers are eligible to participate in our tax-qualified Section 401(k) retirement savings plan (the “Section 401(k) Plan”) on the same basis as our other employees.

•	Perquisites. We provide only limited perquisites or other personal benefits to our named executive officers.

•

No Excise Tax Payments on Change in Control Compensation Arrangements. We do not provide any “golden parachute” excise tax reimbursement payments (including “gross-ups”) on payments or benefits contingent upon a change in control of the Company.

•

No Special Health or Welfare Benefits. We do not provide our named executive officers with any unique or special health or welfare benefit programs. They participate in our broad-based employee programs on the same basis as our other full-time, salaried employees.

•

No Hedging or Pledging of our Equity Securities. Under our Insider Trading Policy, we prohibit our employees, including our named executive officers and the non-employee members of our Board, from pledging Company securities as collateral for a loan, purchasing Company securities on margin, or placing Company securities in a margin account.

COMPENSATION-SETTING PROCESS

ROLE OF THE COMPENSATION COMMITTEE

The Compensation Committee has the overall responsibility for overseeing our compensation and benefits policies generally, and overseeing and evaluating the compensation plans, policies, and practices applicable to our executive officers, including our named executive officers. In addition, the Compensation Committee also makes recommendations to our Board for compensation programs for the non-employee members of our Board.

In carrying out its responsibilities, the Compensation Committee evaluates our compensation policies and practices with a focus on the degree to which these policies and practices reflect our executive compensation philosophy, develops strategies, and makes decisions that it believes further our philosophy or align with developments in best compensation practices and reviews the performance of our executive officers when making decisions with respect to their compensation.

The Compensation Committee conducts an evaluation of our executive compensation program each year to determine if any changes are appropriate. In addition, the Compensation Committee conducts an annual review of the compensation arrangements of our executive officers, including our named executive officers, typically during the first quarter of the fiscal year.

The Compensation Committee has delegated authority to our CEO and Chief People Officer to grant a limited number of equity awards (subject to certain conditions and further limited to non-executive equity awards). This delegation of authority assists our Board and Compensation Committee in administering their duties with respect to the grant of equity awards.

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SETTING TARGET TOTAL DIRECT COMPENSATION

The Compensation Committee reviews the compensation arrangements of our executive officers, including our named executive officers, including base salary levels and long-term incentive compensation opportunities at the beginning of each fiscal year, or more frequently as warranted. We expect the Compensation Committee will administer our new annual cash bonus opportunity in the same manner.

The Compensation Committee does not rely upon a specific target or benchmark compensation to formulaically set the target total direct compensation of our executive officers, including our named executive officers. In making decisions about the compensation of our executive officers, the members of the Compensation Committee exercise their own judgment relying primarily on their general experience and subjective considerations of various factors, including the following:

•	our executive compensation program objectives;
•	our performance as measured against the financial, operational, and strategic objectives established by the Compensation Committee and our Board;
•

each individual executive officer’s knowledge, skills, experience, qualifications, and tenure relative to other similarly situated executives at the companies in our compensation peer group and in selected broad-based compensation surveys;

•

the scope of each executive officer’s role and responsibilities compared to other similarly situated executives at the companies in our compensation peer group and in selected broad-based compensation surveys;

•

the performance of each individual executive officer, based on a subjective assessment of their contributions to our overall performance, ability to lead their business unit or function and work as part of a team;

•	the potential of each individual executive officer to contribute to our long-term financial, operational, and strategic objectives;
•	our financial performance relative to our peers;
•

the compensation practices of our compensation peer group and as reflected in selected broad-based compensation surveys and the positioning of each executive officer’s compensation in a ranking of executive officer compensation levels based on an analysis of competitive market data;

•	the current economic value of each executive’s unvested equity and the ability of these unvested holdings to satisfy our retention objectives; and
•	the recommendations of our CEO with respect to the compensation of our other executive officers.

These factors provide the framework for compensation decision-making and final decisions regarding the compensation opportunity for each executive officer. No single factor is determinative in setting compensation levels, nor is the impact of any individual factor on the determination of pay levels quantifiable.

The Compensation Committee does not weigh these factors in any predetermined manner, nor does it apply any formulas in developing its compensation decisions. In making their decisions, which are subjective in nature, the members of the Compensation Committee consider all of this information in view of their individual experience, knowledge of our company, knowledge of the competitive market, knowledge of each executive officer, and business judgment.

The Compensation Committee does not use benchmarking in a formulaic manner against other companies’ compensation programs or practices to establish our compensation levels or make specific compensation decisions with respect to our executive officers. Instead, in making its determinations, with the assistance of its independent compensation consultant, the Compensation Committee reviews surveys and other publicly available information summarizing the compensation paid at a representative group of peer companies, to the extent that the executive positions at these companies are considered comparable to our positions and informative of the competitive environment to gain a general understanding of market compensation levels.

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ROLE OF MANAGEMENT

In discharging its responsibilities, the Compensation Committee works with members of our management, including our CEO. Our management assists the Compensation Committee by providing information on corporate and individual performance, market compensation data, and management’s perspective on compensation matters. The Compensation Committee solicits and reviews our CEO’s proposals with respect to program structures, as well as his or her recommendations for adjustments to annual cash compensation, long-term and short-term incentive compensation, and other compensation-related matters for our other executive officers, including our named executive officers (except with respect to his or her own compensation), based on the CEO’s evaluation of their performance for the prior fiscal year.

At the beginning of each fiscal year, our CEO reviews the performance of our other executive officers based on such individual’s level of success in accomplishing the business objectives established for them for the prior fiscal year and their overall performance during that year, and then shares these evaluations with, and make recommendations to, the Compensation Committee for each element of compensation as described above. The annual individual business objectives for each executive officer are developed through mutual discussion and agreement between our CEO and the executive officers and are reviewed with our Board.

The Compensation Committee reviews and discusses our CEO’s proposals and recommendations and considers them as one factor in determining and approving the compensation of our executive officers. Our CEO also attends meetings of the Compensation Committee at which executive compensation matters are addressed, except with respect to discussions involving his or her own compensation.

COMPENSATION CONSULTANT

Pursuant to its charter, the Compensation Committee has the authority to engage external advisors, including compensation consultants, legal counsel, and other advisors to assist it in discharging the responsibilities of our Board relating to the compensation of our executive officers, including our named executive officers. In Fiscal 2025, the Compensation Committee engaged Compensia and F.W. Cook (the “Compensation Consultants”) to advise on various executive and director compensation-related matters, which included providing information, analysis, and other advice during Fiscal 2025, including assistance with our redesigned executive compensation program.

Other than advising the Compensation Committee, neither of the Compensation Consultants nor any of their affiliates maintain any other direct or indirect business relationships with us or any of our subsidiaries. The Compensation Committee considered the independence of the Compensation Consultants, consistent with the requirements of Nasdaq, and determined that both are independent. Further, pursuant to SEC rules and Nasdaq listing standards, the Compensation Committee conducted a conflicts of interest assessment and determined there was no conflict of interest resulting from the services the Compensation Consultants provided in Fiscal 2025. During Fiscal 2025, the Compensation Consultants did not provide any services to us other than as described below and described under “Non-Employee Director Compensation” above, regarding executive and director compensation and broad-based plans that do not discriminate in scope, terms, or operation, in favor of our executive officers or directors, and that are available generally to all salaried employees.

During Fiscal 2025, the Compensation Consultants worked with the Compensation Committee as requested and provided various services, including the following:

•	the review, analysis, and updating of our compensation peer group;
•

the review and analysis of the base salary levels and long-term incentive compensation opportunities of our executive officers, including our named executive officers, against competitive market data based on the companies in our compensation peer group and in selected broad-based compensation surveys;

•	an update on regulatory developments and market trends;
•	an analysis of competitive market data for the CEO position, which was based on compensation peer group data;
•	the review and analysis of incentive compensation program design considerations;

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•	the review and analysis of the Company’s equity incentive compensation plan and the projected funding requirements for such plan;
•	the review of the Company’s pay-versus-performance disclosure;
•	the review and assessment of the risk profile of our compensation programs; and
•	the comprehensive redesign of our executive compensation program.

COMPETITIVE POSITIONING FOR FISCAL 2025

The Compensation Committee, in consultation with Compensia, developed a new peer group for Fiscal 2025 that consisted of relevant software, hardware and content companies that are similar to us in terms of revenue, market capitalization, and industry focus. The peer group was constructed to more closely align with our business practices and growth forecasts and was used to prepare a competitive market analysis of our executive compensation program. An analysis by Compensia of the compensation practices at the peer group was made available to the Compensation Committee to inform its decisions regarding Fiscal 2025 compensation of our executive officers, including our named executive officers.

In evaluating and updating the companies comprising the compensation peer group for Fiscal 2025, the Compensation Committee, in collaboration with Compensia, considered the following primary criteria:

•	companies with a primary focus on hardware and software, and companies with a strong consumer orientation and/or subscription model, with a secondary focus on consumer/entertainment companies;
•	companies with similar revenues – within a range of approximately 0.5x to approximately 2.0x of our Fiscal 2024 revenues of approximately $2.7 billion; and
•

companies with similar market capitalizations – within a range of approximately 0.3x to approximately 3.0x our 30-day average market capitalization of approximately $1.7 billion as of September 13, 2024; and companies with a similar cost model as a percentage of revenue.

After a review of the peer group companies, the Compensation Committee elected to make the following changes to our compensation peer group for Fiscal 2025, primarily due to changing revenue and market capitalization ranges:

•	Added: Alarm.com, Angi, Bumble, Corsair Gaming, Duolingo, fubo TV, Garmin, GoPro and Lyft.
•	Removed: Affirm Holdings, Box, DoorDash, Electronic Arts, GoDaddy, Okta, RingCentral, Splunk, Take-Two Interactive Software, Twilio and Zoom Video Communications.

The companies comprising the Fiscal 2025 compensation peer group are as follows:

ALARM.COM	DUOLINGO	MATCH GROUP
ANGI	FUBO TV	PINTEREST
BUMBLE	GARMIN	ROKU
CORSAIR GAMING	GO PRO	SONOS
DOCUSIGN	IAC	ZILLOW GROUP
DROPBOX	LYFT

The Compensation Committee believes that peer group comparisons are useful guides to measure the competitiveness of our executive compensation program and related policies and practices. The Compensation Committee reviews our compensation peer group annually and makes adjustments to its composition if warranted, taking into account changes in both our business and the businesses of the companies in the peer group.

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COMPENSATION ELEMENTS

The principal elements of our Fiscal 2025 executive compensation program are described in detail below. The Compensation Committee considers the factors described under “Compensation-Setting Process–Setting Target Total Direct Compensation” above to determine the form and amount of each element of compensation for our CEO and our other executive officers, including our other named executive officers.

BASE SALARY

Base salary represents the fixed portion of the compensation of our executive officers and is an important element of compensation intended to attract and retain highly talented individuals and motivate top-tier performance through individual contributions. Generally, we use base salary to provide each executive officer, including each named executive officer, with a specified level of cash compensation during the year with the expectation that they will perform their responsibilities to the best of their ability and in our best interests.

For Fiscal 2025, the Compensation Committee determined to maintain the annual base salaries of each of our named executive officers at their Fiscal 2024 level. The annual base salaries of our named executive officers for Fiscal 2025:

NAMED EXECUTIVE OFFICER	FISCAL 2024 BASE SALARY		FISCAL 2025 BASE SALARY

MR. STERN	—		$1,250,000	(1)

MS. BOONE		(2)		(2)

MR. BRUZZO		(2)		(2)

MR. CALDWELL	$1,000,000		$1,000,000

MS. CODDINGTON	$1,000,000		$1,000,000

MS. COTTER	$1,000,000		$1,000,000

MR. RENDICH	$1,000,000		$1,000,000

MR. SANDERS	$1,000,000		$1,000,000

(1)	In connection with his appointment as our CEO and President effective January 1, 2025, the Compensation Committee approved an annual base salary for Mr. Stern of $1,250,000.

(2)

In connection with their appointments as our Former Interim Co-CEOs and Co-Presidents in May 2024, the Compensation Committee approved monthly base salaries for Ms. Boone and Mr. Bruzzo of $150,000. In connection with Ms. Boone’s service as the sole Interim CEO and Interim President for November and December 2024, the committee approved a monthly base salary of $200,000.

As described in further detail above, the Compensation Committee approved a salary reduction for our named executive officers for Fiscal 2026, other than for Mr. Stern, with the annual rate set at $850,000, and approved a planned further salary reduction for Fiscal 2027.

The actual base salaries paid to our named executive officers with respect to Fiscal 2025 are set forth in the “Fiscal 2025 Summary Compensation Table” below.

SHORT-TERM INCENTIVE COMPENSATION

Beginning in Fiscal 2026, our executive officers, including our named executive officers, transitioned to a new mix of cash compensation, consisting of a base salary and an annual cash bonus opportunity. Between Fiscal 2022 through Fiscal 2025 we did not have an annual cash bonus program and structured our short-term incentive compensation by using “fixed” pay in the form of base salaries and “variable” pay in the form of long-term equity awards. The new annual cash bonus opportunity is targeted at 20% of each executive officer’s base salary in Fiscal 2026, as pro-rated from the adoption of the bonus program in September 2025, and 60% of

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their base salary in Fiscal 2027, in each case subject to the satisfaction of certain performance and service conditions. Pursuant to his offer letter, Mr. Stern is entitled to receive a cash bonus equal to 100% of his base salary. The cash compensation of our executive officers will be subject to future adjustment pursuant to our employee compensation policies as in effect from time to time.

For Fiscal 2026, annual cash bonuses will be subject to a payout of between 0% and 200% of the applicable target annual cash bonus opportunity for such year based equally on a quantitative assessment of operational performance and a qualitative assessment of achievement toward strategic imperatives, as recommended to the Compensation Committee by Mr. Stern, other than for himself, and as determined by the Compensation Committee for Mr. Stern.

LONG-TERM INCENTIVE COMPENSATION

We view long-term incentive compensation in the form of equity awards as a critical element of our executive compensation program. In Fiscal 2025 we granted the following types of equity awards to our named executive officers:

•

“Refresh” equity awards in the form of RSUs and, for the first time, PSUs (the “Refresh Grants”). The Refresh Grants were awarded to incentivize and reward our executive officers, including our named executive officers, for the achievement of long-term corporate growth based on the value of our Class A common stock, for the RSUs, and the achievement of goals linked to a key performance metric, Free Cash Flow, for the PSUs. We believe these awards align the interests of our executive officers with the interests of our stockholders.

•

A new hire equity award granted to Mr. Stern in connection with his appointment as our CEO and President effective January 1, 2025, the details of which are described further below under the heading “New Hire Equity Award for Mr. Stern.”

•

An equity award granted to Ms. Boone in connection with her appointment as our sole former Interim Co-CEO effective November 1, 2024 through December 31, 2024, the details of which are described further below under the heading “Equity Award and Salary for Ms. Boone.”

The realized value of each of these equity awards bears a direct relationship to our stock price and/or a key performance metric, and, therefore, the Compensation Committee believes these awards are an incentive for our executive officers to create value for our stockholders over, in most cases, a multi-year period. Equity awards also help us retain our executive officers in a highly competitive market.

To date, the Compensation Committee has not applied a rigid formula in determining the size of these equity awards. The Compensation Committee determines the amount of the equity award for each executive officer, including each named executive officer, after taking into consideration an analysis of market compensation data from the companies in our compensation peer group, the amount of equity compensation held by him or her at the time of grant (including the current economic value of his or her unvested equity and the ability of these unvested holdings to satisfy our retention objectives), if applicable, our contemplated equity budget and potential award ranges for our employees, including our executive officers, the projected impact of the proposed awards on our earnings, the proportion of our total shares outstanding used for annual employee long-term incentive compensation awards (our “burn rate”) in relation to the companies in our compensation peer group, the potential voting power dilution to our stockholders (our “overhang”) in relation to the companies in our compensation peer group, the recommendations of our CEO (except with respect to his or her own equity awards, if any), and the other relevant factors described in “Compensation-Setting Process–Setting Target Total Direct Compensation” above.

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        EXECUTIVE COMPENSATION

The equity awards the Compensation Committee granted to our named executive officers during Fiscal 2025 were as follows:

Fall 2024 Equity Awards

Effective September 30, 2024, the Compensation Committee approved the grant to our executive officers, including our named executive officers who were employed by us in September 2024 (other than our Former Interim CEOs), of the RSU component of the Fiscal 2025 annual Refresh Grant. The table set forth below indicates the value of the RSU component of each executive’s Fiscal 2025 Refresh Grant (each calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”)):

NAMED EXECUTIVE OFFICER	RSU AWARD (GRANT DATE FAIR VALUE)	RSU AWARD (NUMBER OF UNITS)

MR. CALDWELL	$4,467,781	954,654

MS. CODDINGTON	$4,467,781	954,654

MS. COTTER	$4,467,781	954,654

MR. RENDICH	$3,909,312	835,323

MR. SANDERS	$3,909,312	835,323

The RSUs vest as to 12.5% of the total shares quarterly, commencing November 15, 2024, with 100% of the total shares vested on August 15, 2026, in each case, for so long as the named executive officer continues to provide services to us or any of our subsidiaries on such date. For purposes of these RSUs, the quarterly vesting dates occur on each of February 15th, May 15th, August 15th, and November 15th. Upon vesting, the equity awards may be settled by issuing the number of shares of our Class A common stock that equal the number of units that have vested.

Effective October 17, 2024, the Compensation Committee approved the grant to our executive officers, including our named executive officers who were employed by us in September 2024 (other than our Former Interim CEOs), of the PSU component of the Fiscal 2025 annual Refresh Grant. The Compensation Committee determined that the PSU awards would vest in connection with the Company’s achievement of certain Free Cash Flow performance goals, such that if the performance threshold was not met, then none of the PSU awards would vest, but if the performance threshold was met or exceeded, the PSU awards could vest up to a maximum of 200% of the performance target, with the vesting amount calculated linearly between the threshold and target goals, and then the target and maximum goals. The performance goals and potential vesting amounts were as follows:

FREE CASH FLOW GOALS	VESTING PSUS AS A PERCENTAGE OF TARGET

$300,000,000 (“Maximum”)	200%

$190,000,000 (“Target”)	100%

$150,000,000 (“Threshold”)	50%

Below Threshold	0%

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        EXECUTIVE COMPENSATION

The table set forth below indicates the grant date fair value (calculated in accordance with FASB ASC Topic 718) and target number of PSUs awarded under the PSU component of each executive’s Fiscal 2025 Refresh Grant. Final results for the PSU awards, which vested on September 15, 2025 based on actual achievement, as certified by the Compensation Committee, are set forth below. The Company’s Fiscal 2025 Free Cash Flow performance of $323.7 million exceeded the 200% maximum achievement level.

NAMED EXECUTIVE OFFICER	GRANT DATE FAIR VALUE OF PSU AWARD AT 100% TARGET LEVEL	NUMBER OF UNITS OF PSU AWARD AT 100% TARGET LEVEL	FREE CASH FLOW ACHIEVEMENT LEVEL AS A PERCENTAGE OF TARGET	NUMBER OF UNITS OF PSU AWARD ACTUALLY ACHIEVED

MR. CALDWELL	$628,880	119,332	200%	238,664

MS. CODDINGTON	$628,880	119,332	200%	238,664

MS. COTTER	$628,880	119,332	200%	238,664

MR. RENDICH(1)	$628,880	119,332	100%	119,332

MR. SANDERS	$628,880	119,332	200%	238,664

(1)	Award was subject to acceleration at the 100% target level of achievement upon Mr. Rendich’s termination of employment pursuant to the terms of the Severance Plan.

New Hire Equity Awards for Mr. Stern

On October 28, 2024, we entered into an employment offer letter with Mr. Stern in connection with his appointment as CEO and President effective January 1, 2025. Pursuant to the offer letter, Mr. Stern was eligible to receive the following new hire equity compensation: equity awards valued at $20,000,000 in the aggregate on the date of grant, allocated as follows: (a) stock options to purchase shares of our Class A common stock valued at $5,000,000; (b) RSUs valued at $10,000,000; and (c) PSUs valued at $5,000,000. The Board granted Mr. Stern’s new hire stock option and RSU equity compensation on January 16, 2025. The stock options and RSUs both vest as to 25% of the total number of shares on each annual anniversary of January 1, 2025, subject to Mr. Stern’s provision of service to the Company on each vesting date. On the same day, the Board also granted the first of four tranches of Mr. Stern’s PSU award, the achievement of which was based on the Company’s Fiscal 2025 Free Cash Flow performance (with the same performance targets as were applicable to the Fall 2024 PSUs awarded to our other then-serving executive officers). Based on the Company’s achievement of Free Cash Flow performance above the 200% target level, as certified by the Compensation Committee, Mr. Stern received 282,486 vested PSUs on September 15, 2025.

Mr. Stern is also eligible to receive a refresh equity award with a target value of $15,000,000 for each of Fiscal 2026 and 2027, with 50% granted as RSUs and 50% granted as PSUs.

Equity Award and Salary for Ms. Boone

Effective November 1, 2024 through December 31, 2024, Ms. Boone served as our sole Interim CEO and Interim President. In connection with her service as the sole Interim CEO, Ms. Boone received (i) a monthly base salary of $200,000 and (ii) an award of RSUs with a value equal to $450,000, which vested in equal installments on November 30, 2024 and December 31, 2024. Ms. Boone previously served as Interim Co-CEO with Mr. Bruzzo from May 2, 2024 to November 1, 2024.

Other Fiscal 2024 and 2025 Compensation Arrangements with Ms. Boone and Mr. Bruzzo

As previously disclosed, in connection with their appointments as Interim Co-CEOs effective May 2, 2024, our Board approved the following compensation arrangements for each of Ms. Boone and Mr. Bruzzo: (i) base salary at a monthly rate of $150,000; and (ii)  the grant of an RSU award with a fair market value of $450,000, which vested in equal monthly increments over a three-month period between May-July 2024. In October 2024, the Board approved grants of RSU awards with an aggregate fair market value of $450,000 for each of Ms. Boone and Mr. Bruzzo reflecting their service as Interim Co-CEOs between August-October 2024. Ms. Boone and Mr. Bruzzo did not receive any compensation for their service on our Board while they served in Interim Co-CEOs and, in the case of Ms. Boone, sole Interim CEO.

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        EXECUTIVE COMPENSATION

In establishing these compensation arrangements, the Board took into consideration the requisite experience and skills that would be needed to manage our business on an interim basis as it continued to operate in a dynamic and volatile environment and identify a qualified individual to serve as our permanent CEO and President in a highly competitive market for executives with the requisite experience, skills, and vision to lead the Company.

The equity awards granted to our named executive officers during Fiscal 2025 are set forth in the “Fiscal 2025 Summary Compensation Table” and the “Fiscal 2025 Grants of Plan-Based Awards Table” below.

HEALTH AND WELFARE BENEFITS

Our executive officers, including our named executive officers, are eligible to participate in the same employee benefit plans, and on the same terms and conditions, as all other full-time, salaried U.S. employees. These benefits include medical, dental, and vision insurance, business travel insurance, an employee assistance program, health and dependent care flexible spending accounts, basic life insurance, accidental death and dismemberment insurance, short-term and long-term disability insurance, and commuter benefits.

We also maintain a Section 401(k) Plan that provides eligible U.S. employees, including our named executive officers, with an opportunity to save for retirement on a tax-advantaged basis. Participants may make pre-tax contributions to the Section 401(k) Plan from their eligible earnings up to the statutorily prescribed annual limit on pre-tax contributions under the Internal Revenue Code of 1986, as amended (the “Code”). An employee’s interest in their pre-tax deferrals is 100% vested when contributed. As a tax-qualified retirement plan, contributions to the Section 401(k) Plan are deductible by us when made, and contributions and earnings on those amounts are generally not taxable to the employees until withdrawn or distributed from the plan. In Fiscal 2024, we matched the Section 401(k) Plan contributions for all employees who contributed to the Section 401(k) Plan, including our executive officers. We matched 100% of an employee’s contributions up to a maximum of either the lesser of 4% of eligible compensation or $14,000 in calendar year 2025.

We design our employee benefits programs to be affordable and competitive in relation to the market as well as compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.

PERQUISITES AND OTHER PERSONAL BENEFITS

Perquisites and other personal benefits are not a significant component of our executive compensation program. We do not provide significant recurring perquisites or other personal benefits to our executive officers, including our named executive officers, except as generally made available to all our employees, or in limited circumstances that serve a reasonable business purpose, such as providing executive security arrangements. Perquisites may be provided in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective, to ensure their safety and security, or for recruitment and retention purposes. Perquisites or other personal benefits are subject to periodic review by the Compensation Committee.

EMPLOYMENT ARRANGEMENTS

We have entered into written employment offer letters with our CEO and each of our other named executive officers.

Each of these employment offer letters provides for “at will” employment (meaning that either we or the named executive officer may terminate the employment relationship at any time without cause) and sets forth the initial compensation arrangements for the named executive officer, including an initial base salary, participation in our employee benefit programs, and, in some instances, a recommendation or agreement with respect to equity awards, participation in our short term bonus program and certain perquisites.

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        EXECUTIVE COMPENSATION

Each of our named executive officers is entitled to receive benefits upon certain qualifying terminations of employment as described in the sections titled “Post-Employment Compensation” and “—Potential Payments upon Termination or Change in Control.”

OFFER LETTERS

During Fiscal 2025 we entered into the following arrangements with a named executive officer in connection with a commencement of employment:

PETER STERN

Mr. Stern, our CEO, is a party to an offer letter with us dated October 28, 2024. Mr. Stern is an at-will employee.

Mr. Stern’s offer letter provides that he is entitled to the following compensation: (i) an annual base salary of $1,250,000, (ii) an annual cash bonus equal to 100% of his annual base salary, (iii) a discretionary signing bonus of $1,000,000, and (iv) equity awards valued at $20,000,000 in the aggregate on the date of grant, subject to approval by the board of directors of the Company or the Compensation Committee, to be allocated as follows: (a) stock options to purchase shares of the Company’s Class A common stock valued at $5,000,000; (b) time-based restricted stock units valued at $10,000,000; and (iii) performance-based restricted stock units valued at $5,000,000. Mr. Stern’s offer letter also provides Mr. Stern with certain relocation, security and other employee benefits.

Mr. Stern’s offer letter provides that he is eligible to participate in our Severance Plan as a Tier 1 participant, provided that, among other items, (i) his cash severance will be based on two times his base salary and target annual bonus instead of the standard amounts, and (ii) he will be credited with an additional 24 months, rather than 12 months, of equity vesting service.

Additionally, in connection with our redesigned executive compensation program, each of Ms. Coddington, Mr. Caldwell, Ms. Cotter and Mr. Sanders signed an amendment to his or her offer letter (each a “Letter Agreement”), which implements the redesigned executive compensation program. The Letter Agreement also modifies and waives certain rights under the Severance Plan.

POST-EMPLOYMENT COMPENSATION

Our named executive officers, with the exception of Ms. Boone and Mr. Bruzzo, our Former Interim Co-CEOs, participate in our Severance Plan, which provides certain protections in the event of an involuntary termination of employment under specified circumstances, including following a change in control of our Company.

These arrangements provide reasonable compensation to a named executive officer if he or she leaves our employ under certain circumstances to facilitate their transition to new employment. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing named executive officer to execute (and not revoke) a general release of claims acceptable to us, and agreeing to be bound by certain restrictive covenants, as a condition to receiving post-employment compensation payments or benefits. We also believe that these arrangements help maintain our named executive officers’ continued focus and dedication to their assigned duties to maximize stockholder value if there is a potential transaction that could involve a change in control of our Company.

We believe that having in place reasonable and competitive post-employment compensation arrangements are essential to attracting and retaining highly-qualified executive officers. The Compensation Committee does not consider the specific amounts payable under the post-employment compensation arrangements when determining the annual compensation for our executive officers. We do believe, however, that these arrangements are necessary to offer compensation packages that are competitive.

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        EXECUTIVE COMPENSATION

For a summary of the material terms and conditions of the post-employment compensation arrangements we maintained with our named executive officers during Fiscal 2025, as well as an estimate of the potential payments and benefits that certain named executive officers would have been eligible to receive if a hypothetical change in control of our Company or other trigger event had occurred on June 30, 2025, see “Potential Payments Upon Termination or Change in Control” below.

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        EXECUTIVE COMPENSATION

OTHER COMPENSATION POLICIES
EQUITY GRANTING POLICY
We maintain an Equity Granting Policy (the “Equity Policy”) that concerns the grant, authority, timing, vesting and other matters relating to equity awards. Under the Equity Policy and in accordance with the Company’s practice, the Compensation Committee approves annual and other equity awards, including in connection with new hires and promotions, to members of the board, executive officers who are subject to Section 16(a) of the Exchange Act and other senior executives. The Compensation Committee has delegated authority to the Equity Committee, which consists of the CEO and Chief People Officer, to grant equity awards to other employees, within certain parameters.
The Compensation Committee or the Equity Committee grant equity awards to newly hired employees on a monthly cycle and such awards are conditioned on the employee being an employee with the Company on the effective date of the grant. When the Compensation Committee or the Equity Committee grants equity awards for refresh, promotion or other discretionary purposes, the grant date is generally the 1st day of the month (or if such date is not a trading day, on the next trading day) immediately following approval of the grant; provided, however, that if such date falls within a trading blackout period, then the grant date is the next trading day immediately following the public dissemination of the information giving rise to the blackout period. The exercise price of any option or stock appreciation right is the closing price of our common stock on Nasdaq on the grant date.
Equity awards, including stock options, are not granted in anticipation of the release of material non-public
information, and the release of material
non-public
information is not timed on the basis of option or other equity grant dates.
The Compensation Committee approves and grants annual long-term incentive awards at approximately the same time every year, with awards granted in September and October 2024 for Fiscal 2025. Our long-term equity incentive compensation program currently includes awards of RSUs, PSUs and stock options (in limited circumstances). Outside of the annual grant cycle, we may make RSU, PSU or stock option awards in connection with a new hire package, retention grant or severance package.
COMPENSATION RECOVERY (“CLAWBACK”) POLICY
On October 18, 2023, the Compensation Committee adopted a clawback policy that complies with the requirements of Exchange Act
Rule 10D-1 and
the applicable Nasdaq listing standards (the “Clawback Policy”). The Clawback Policy applies to erroneously-awarded incentive compensation (including equity awards) received by current and former executive officers on or after October 2, 2023 in the event that we are required to prepare an accounting restatement that corrects an error in previously issued financial statements due to material noncompliance with any financial reporting requirement under the securities laws.
In addition, the Clawback Policy also provides that the Compensation Committee may, in its discretion, determine to recover incentive compensation from a covered executive officer in the event that his or her fraud or intentional misconduct materially contributed to the need for the financial restatement.
The Clawback Policy is filed as an exhibit to our Annual Report on Form
10-K.

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        EXECUTIVE COMPENSATION

INSIDER TRADING POLICY
We maintain an Insider Trading Policy governing the purchase, sale and other dispositions of our securities by our executive officers, directors, employees, consultants and independent contractors. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as the Nasdaq listing standards applicable to us. Our Insider Trading Policy prohibits trading while in possession of material nonpublic information and during blackout periods, and provides for preclearance procedures for our executive officers, directors and certain other specified employees, as well as other related policies and procedures, including as described below.
The Insider Trading Policy is filed as an exhibit to our Annual Report on Form
10-K.
Hedging and Pledging Restrictions
Our Insider Trading Policy prohibits our employees (including our executive officers) and the non-employee
members of our Board from engaging in transactions involving options or other derivative securities on Company securities, such as puts and calls, whether on an exchange or in any other market (provided, however, that such individuals may exercise compensatory equity grants issued by the Company). In addition, our Insider Trading Policy prohibits our employees (including our executive officers) and the non-employee
members of our Board from engaging in hedging or monetization transactions involving Company securities, such as zero-cost
collars and forward sale contracts or contributing our securities to exchange funds that could be interpreted as having the effect of hedging in our securities.
Our Insider Trading Policy also prohibits our employees (including our executive officers) and the non-employee
members of our Board from pledging Company securities as collateral for a loan, purchasing Company securities on margin, or placing Company securities in a margin account. For additional information, see “
Security Ownership of Certain Beneficial Owners and Management”
above.
Exchange Act Rule
10b5-1
Sales Plans
Our Insider Trading Policy strongly encourages each of our executive officers, the non-employee
members of our Board, and certain other senior level employees who have been designated as having regular access to material nonpublic information about the Company in the normal course of their duties to conduct any open market sales or purchases of our securities only through use of stock trading plans adopted pursuant to Exchange Act
Rule 10b5-1
(“Trading Plans”).
Exchange Act Rule
10b5-1
provides a way for Company “insiders” to buy and sell our securities over a designated period by adopting pre-arranged
Trading Plans entered into during an open trading window and at a time when they were not aware of material nonpublic information regarding the Company, following a cooling off period that extends to the later of 90 days after adoption or modification of their Trading Plan or two business days after the filing of our Annual Report on
Form 10-K
or a Quarterly Report on
Form 10-Q
covering the fiscal quarter in which the Trading Plan was adopted, up to a maximum of 120 days, and their shares of our securities are sold in accordance with the terms of their Trading Plans without regard to whether or not they are in possession of material nonpublic information about the Company at the time of the sale. Under a Trading Plan, a broker executes trades pursuant to parameters established by the executive officer, non-employee
member of our Board, or other senior level employee when entering into the plan, without further direction from such insider.

2025 PROXY STATEMENT	|	57

        EXECUTIVE COMPENSATION

ACCOUNTING FOR STOCK-BASED COMPENSATION

We follow FASB ASC Topic 718, Compensation—Stock Compensation, for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all stock-based payments made to our employees and the non-employee members of our Board, including options to purchase shares of our Class A common stock and restricted stock unit and performance stock unit awards settled for shares of our Class A common stock, based on the grant date “fair value” of these awards. This calculation is performed for financial accounting purposes and reported in the compensation tables below, even though recipients may never realize any value from their awards. FASB ASC Topic 718 also requires us to recognize the compensation cost of our stock-based compensation awards in our statement of operations over the period that a recipient is required to render services in exchange for the stock option or other award.

58	|	2025 PROXY STATEMENT

        EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

This report of the Compensation Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporated by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act. Our Compensation Committee has reviewed and discussed the CD&A required by Item 402(b) of Regulation S-K with management and based on such review and discussions, the Compensation Committee recommended to our Board that the CD&A be included in this Proxy Statement.

SUBMITTED BY THE COMPENSATION COMMITTEE

Karen Boone, Chairperson

Jay Hoag

2025 PROXY STATEMENT	|	59

        EXECUTIVE COMPENSATION

FISCAL 2025 SUMMARY COMPENSATION TABLE

The following table provides information concerning compensation to each of our named executive officers for all services rendered in all capacities during the last three or fewer fiscal years during which such individuals were named executive officers.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)(1)		BONUS ($)		STOCK AWARDS ($)(2)		OPTION AWARDS ($)(2)		ALL OTHER COMPENSATION ($)		TOTAL ($)

PETER STERN Chief Executive Officer and President	2025	615,385		1,625,000	(3)	10,792,378		5,000,000		204,073	(4)	18,236,835

KAREN BOONE Former Interim Co-Chief Executive Officer and President	2025	1,010,769	(5)	—		1,059,830	(5)	—		240,693	(6)	2,311,292
	2024	276,923		—		471,834				448,114		1,196,870

CHRIS BRUZZO Former Interim Co-Chief Executive Officer and President	2025	623,077	(5)	—		571,426	(5)	—		276,617	(7)	1,471,120
	2024	276,923		—		471,834		—		874,438		1,623,195

ELIZABETH CODDINGTON Chief Financial Officer	2025	1,000,000		—		5,096,660		—		15,200	(8)	6,111,860
	2024	1,000,000		—		10,294,949		—		13,800		11,308,749
	2023	1,038,462		—		—		—		291,942		1,330,404

JENNIFER COTTER Chief Content Officer	2025	1,000,000		—		5,096,660		—		12,538	(9)	6,109,199
	2024	1,000,000		—		9,265,451		—		12,308		10,277,758
	2023	947,115		—		7,894,582		—		41,858		8,883,556

NICK CALDWELL Chief Product Officer	2025	1,000,000		—		5,096,660		—		88,433	(10)	6,185,093
	2024	665,385		—		8,907,408		—		215,933		9,788,726

DION CAMP SANDERS Chief Commercial Officer	2025	1,000,000		—		4,538,191		—		15,799	(11)	5,553,990

ANDREW RENDICH Former Chief Supply Chain Officer	2025	1,000,000		—		6,000,720	(12)	65,848	(12)	1,060,031	(13)	8,126,600
	2024	1,000,000		—		9,265,451		—		13,800		10,279,251

(1)

The amounts in the Salary column represent salary for the applicable year. Salary amounts for Mr. Stern, Ms. Boone, and Mr. Bruzzo reflect a partial year of service in Fiscal 2025. For additional information regarding the departure of Mr. Rendich in Fiscal 2025, see “Compensation Discussion and Analysis.”

(2)

The amounts reported in the Stock Awards and Options Awards columns represent the grant date fair value of the RSU, PSU and Stock Option awards granted to our named executive officers during Fiscal 2025 as calculated in accordance with FASB ASC Topic 718. For Mr. Rendich, such amounts also reflect the incremental fair value of award modifications as calculated in accordance with FASB ASC Topic 718 and as discussed in further detail in note 12 below.

All amounts reported in these columns, including with respect to any incremental fair value, are non-cash amounts. The assumptions used in calculating the grant date fair value of the RSUs and Option awards reported in the Stock Awards and Option Awards columns are set forth in Notes 2 and 13 to the consolidated financial statements included in our annual report on Form 10-K for the year ended June 30, 2025, as filed with the SEC on August 7, 2025. These amounts do not reflect the actual economic value realized by our named executive officers, which will vary depending on the performance of our Class A common stock or the achievement of certain performance factors, for PSUs. For additional information, see “—Fiscal 2025 Outstanding Equity Awards at Fiscal Year-End Table.”

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        EXECUTIVE COMPENSATION

(3)	The amount reported reflects a $1,000,000 new hire signing bonus and a $625,000 pro-rated Fiscal 2025 annual bonus, both as provided for in Mr. Stern’s offer letter.

(4)

The amount reported includes: (i) $14,000 for Section 401(k) Plan matching contributions, (ii) $7,819 for relocation benefits as part of Mr. Stern’s new hire arrangements and (iii) $182,254 for security arrangements.

(5)	The amount reported reflects, as applicable, salary and RSU grants received for the individual’s service as an Interim CEO.

(6)

The amount reported includes: (i) $14,538 for Section 401(k) Plan matching contributions, (ii) $27,692 for a payment pursuant to California law in connection with Ms. Boone ceasing to serve as Interim CEO and (iii) $198,462 reflecting RSU awards received for service as a non-employee director of the Board. Such awards were granted after Ms. Boone ceased serving as an Interim CEO and resumed her duties as non-employee director. See “—Non-Employee Director Compensation” for additional compensation details for Ms. Boone regarding compensation awarded in connection with her service as a non-employee director.

(7)

The amount reported includes: (i) $13,800 for Section 401(k) Plan matching contributions and (ii) $262,817 reflecting RSU awards received for service as a non-employee director of the Board. Such awards were granted after Mr. Bruzzo ceased serving as an Co-Interim CEO and resumed his duties as non-employee director. See “—Non-Employee Director Compensation” for additional compensation details for Mr. Bruzzo regarding compensation awarded in connection with his service as a non-employee director.

(8)	The amount reported includes: (i) $14,000 for Section 401(k) Plan matching contributions and (ii) $1,200 for certain broad-based benefits provided to all eligible employees.

(9)	The amount reported reflects Section 401(k) Plan matching contributions.

(10)

The amount reported includes: (i) $14,000 for Section 401(k) Plan matching contributions, (ii) $67,730 for relocation benefits provided as part of Mr. Caldwell’s new hire arrangements, (iii) $3,528 for security arrangements and (iv) $3,175 for certain broad-based benefits provided to all eligible employees.

(11)	The amount reported includes: (i) $14,000 for Section 401(k) Plan matching contributions and (ii) $1,799 for certain broad-based benefits provided to all eligible employees.

(12)

The amounts reported in the Stock Awards and the Option Awards columns for Mr. Rendich in Fiscal 2025 reflect $1,462,529 in incremental fair value of award modifications to Mr. Rendich’s outstanding RSUs and $65,848 in incremental fair value of award modifications to Mr. Rendich’s outstanding stock options, as calculated in accordance with FASB ASC Topic 718, that were deemed to have occurred in connection with his termination of employment and pursuant to our Severance Plan.

(13)

The amount reported includes: (i) $14,000 for Section 401(k) Plan matching contributions, (ii) $1,000,000 in cash severance and $45,580 in health continuation benefits provided pursuant to the Severance Plan (as a result of Mr. Rendich’s termination of employment) and (iii) $451 for certain broad-based benefits provided to all eligible employees.

2025 PROXY STATEMENT	|	61

        EXECUTIVE COMPENSATION

FISCAL 2025 GRANTS OF PLAN-BASED AWARDS TABLE

The following table provides information concerning each grant of an award made in Fiscal 2025 for each of our named executive officers under any compensation plan. This information supplements the information about these awards set forth in the Fiscal 2025 Summary Compensation Table.

	TYPE OF AWARD	GRANT DATE	APPROVAL DATE		ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(1)			ALL OTHER STOCK AWARDS: NUMBER OF STOCK OR UNITS (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($ PER SHARE)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(2)
NAME					THRESHOLD (#)	TARGET (#)	MAXIMUM (#)

PETER STERN	RSU(3)	1/16/2025	1/16/2025		—	—	—	1,129,944	—	—	9,593,225
	PSU(4)	1/16/2025	1/16/2025		70,622	141,243	282,486	—	—	—	1,199,153
	Options(3)	1/16/2025	1/16/2025		—	—	—	—	781,250	8.49	5,000,000

KAREN BOONE	RSU(5)	10/17/2024	10/17/2024		—	—	—	40,984	—	—	215,986
	RSU(5)	10/17/2024	10/17/2024		—	—	—	35,800	—	—	188,666
	RSU(6)	10/17/2024	10/17/2024		—	—	—	31,646	—	—	166,774
	RSU(7)	11/1/2024	10/25/2024		—	—	—	67,366	—	—	488,404
	RSU(8)	1/16/2025	1/16/2025		—	—	—	1,462	—	—	12,412
	RSU(8)	1/16/2025	1/16/2025		—	—	—	21,914	—	—	186,050

CHRIS BRUZZO	RSU(5)	10/17/2024	10/17/2024		—	—	—	40,984	—	—	215,986
	RSU(5)	10/17/2024	10/17/2024		—	—	—	35,800	—	—	188,666
	RSU(6)	10/17/2024	10/17/2024		—	—	—	31,646	—	—	166,774
	RSU(8)	12/3/2024	12/3/2024	(10)	—	—	—	25,396	—	—	250,405
	RSU(8)	1/16/2025	1/16/2025		—	—	—	1,462	—	—	12,412

ELIZABETH CODDINGTON	RSU(9)	9/30/2024	9/30/2024		—	—	—	954,654	—	—	4,467,781
	PSU(4)	10/17/2024	10/17/2024		59,666	119,332	238,664	—	—	—	628,880

JENNIFER COTTER	RSU(9)	9/30/2024	9/30/2024		—	—	—	954,654	—	—	4,467,781
	PSU(4)	10/17/2024	10/17/2024		59,666	119,332	238,664	—	—	—	628,880

NICK CALDWELL	RSU(9)	9/30/2024	9/30/2024		—	—	—	954,654	—	—	4,467,781
	PSU(4)	10/17/2024	10/17/2024		59,666	119,332	238,664	—	—	—	628,880

DION CAMP SANDERS	RSU(9)	9/30/2024	9/30/2024		—	—	—	835,323	—	—	3,909,312
	PSU(4)	10/17/2024	10/17/2024		59,666	119,332	238,664	—	—	—	628,880

ANDREW RENDICH	RSU(9)	9/30/2024	9/30/2024		—	—	—	835,323	—	—	3,909,312
	PSU(4) (11)	10/17/2024	10/17/2024		59,666	119,332	238,664	—	—	—	628,880

(1)

Represents the number of shares of Class A common stock to be issued upon the achievement, respectively, of threshold, target and maximum performance targets for PSUs granted to named executive officers. Earned shares vest in full on September 15, 2025.

(2)

Except as noted, the amounts reported in the Grant Date Fair Value of Stock and Option Awards column represent the grant date fair value of the RSUs, PSUs and Options granted to our named executive officers during Fiscal 2025 as calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the RSUs and Options reported in the column are set forth in Notes 2 and 13 to the consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended June 30, 2025, filed with the SEC on August 7, 2025.

(3)

Vests one-quarter per year of the total shares of our Class A common stock on each annual anniversary of January 1, 2025, in each case subject to continued service. The RSU and Option awards are subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in Control.”

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        EXECUTIVE COMPENSATION

(4)

Represents grant date fair value of PSU awards at the 100% target level of achievement. Earned shares equaled the 200% maximum level of achievement and vested in full on September 15, 2025. The PSU awards were subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in Control.”

(5)	Vested in full of the total shares of our Class A common stock on October 17, 2024.

(6)	Vested in full of the total shares of our Class A common stock on October 31, 2024.

(7)	Vested one-half of the total shares of our Class A common stock on each of November 30, 2024 and December 31, 2024.

(8)

This award relates to service as a non-employee director, and it vests as to 1/4th of the total shares quarterly on each of March 3, 2025, June 3, 2025 and September 3, 2025, with the final 1/4th vesting on the earlier of (i) December 3, 2025 and (ii) the 2025 annual stockholders meeting, in each case subject to continued service.

(9)

Vests quarterly at the rate of 1/8th of the shares of our Class A common stock underlying the RSUs following the vesting commencement date, in each case subject to continued service. The RSUs are subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in Control.”

(10)

Pursuant to the Company’s Non-Employee Director Compensation Policy, Mr. Bruzzo was automatically granted an Annual Equity Grant on the date of the Company’s 2024 Annual Meeting of Stockholders in connection with Mr. Bruzzo’s continued service as a non-employee director, as described in “—Non-Employee Director Compensation.”

(11)	Awards were subject to acceleration at the 100% target level of achievement upon Mr. Rendich’s termination of employment, as described in “—Potential Payments upon Termination or Change in Control.”

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        EXECUTIVE COMPENSATION

FISCAL 2025 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table presents, for each of the named executive officers, information regarding outstanding Option and RSU awards held as of June 30, 2025.

			OPTION AWARDS(1)				STOCK AWARDS(1)

NAME	GRANT DATE		NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(2)

PETER STERN	1/16/2025	(3)	—	781,250	8.49	12/31/2034	—	—
	1/16/2025	(3)	—	—	—	—	1,129,944	7,841,811
	1/16/2025	(4)	—	—	—	—	141,243	980,226

KAREN BOONE	1/17/2019	(10)	450,000	—	8.82	1/16/2029	—	—
	12/9/2020	(10)	5,698	—	110.79	12/8/2030	—	—
	3/1/2021	(10)	1,183	—	123.81	2/28/2031	—	—
	12/7/2021	(10)	15,438	—	41.78	12/6/2031	—	—
	1/16/2025	(5)	—	—	—	—	11,688	81,115

CHRIS BRUZZO	12/19/2023	(6)	—	—	—	—	55,929	388,147
	12/3/2024	(5)	—	—	—	—	12,698	88,124
	1/16/2025	(5)	—	—	—	—	731	5,073

ELIZABETH CODDINGTON	6/13/2022	(7)	479,024	159,675	9.84	6/12/2032	—	—
	6/13/2022	(7)	—	—	—	—	87,277	605,702
	9/1/2023	(8)	—	—	—	—	450,000	3,123,000
	3/1/2024	(8)	—	—	—	—	755,495	5,243,135
	9/30/2024	(9)	—	—	—	—	596,659	4,140,813
	10/17/2024	(4)	—	—	—	—	119,332	828,164

JENNIFER COTTER	6/13/2019	(10)	159,604	—	14.59	6/13/2029	—	—
	2/28/2020	(10)	184,000	—	26.69	2/27/2030	—	—
	9/16/2020	(10)	80,109	—	82.59	9/15/2030	—	—
	3/1/2021	(10)	50,508	—	123.81	2/28/1931	—	—
	9/1/2021	(8)	31,649	2,110	100.04	8/31/2031	—	—
	9/1/2021	(10)	9,197	—	100.04	8/31/2031	—	—
	9/1/2021	(8)	—	—	—	—	865	6,003
	3/1/2022	(8)	—	—	—	—	13,823	95,932
	3/1/2022	(8)	—	—	—	—	13,823	95,932
	9/1/2022	(8)	—	—	—	—	78,649	545,824
	9/1/2022	(8)	—	—	—	—	70,103	486,515
	3/1/2023	(8)	—	—	—	—	103,715	719,782
	9/1/2023	(8)	—	—	—	—	405,000	2,810,700
	3/1/2024	(8)	—	—	—	—	679,945	4,718,818
	9/30/2024	(9)	—	—	—	—	596,659	4,140,813
	10/17/2024	(4)	—	—	—	—	119,332	828,164

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        EXECUTIVE COMPENSATION

			OPTION AWARDS(1)				STOCK AWARDS(1)

NAME	GRANT DATE		NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(2)

NICK CALDWELL	11/1/2023	(7)	—	—	—	—	1,041,667	7,229,169
	9/30/2024	(9)	—	—	—	—	596,659	4,140,813
	10/17/2024	(4)	—	—	—	—	119,332	828,164

DION CAMP SANDERS	1/17/2019	(10)	140,000	—	8.82	1/16/2029	—	—
	4/26/2019	(10)	75,000	—	14.59	4/25/2029	—	—
	4/26/2019	(11)	52,500	22,500	14.59	4/25/2029	—	—
	2/28/2020	(10)	94,203	—	26.69	2/27/2030	—	—
	3/1/2021	(10)	37,043	—	123.81	2/28/2031	—	—
	9/1/2021	(10)	—	—	—	—	1,269	8,807
	3/1/2022	(8)	—	—	—	—	8,985	62,356
	3/1/2022	(8)	—	—	—	—	8,985	62,356
	9/1/2022	(8)	—	—	—	—	36,703	254,719
	9/1/2022	(8)	—	—	—	—	26,217	181,946
	3/1/2023	(8)	—	—	—	—	120,055	833,182
	9/1/2023	(8)	—	—	—	—	360,000	2,498,400
	3/1/2024	(8)	—	—	—	—	604,396	4,194,508
	9/30/2024	(9)	—	—	—	—	522,077	3,623,214
	10/17/2024	(4)	—	—	—	—	119,332	828,164

ANDREW RENDICH	5/2/2022	(7)	154,821	51,607	18.73	6/30/2026	—	—
	5/2/2022	(7)	—	—	—	—	31,858	221,095
	9/1/2022	(8)	—	—	—	—	72,095	500,339
	9/1/2022	(8)	—	—	—	—	81,192	563,472
	3/1/2023	(8)	—	—	—	—	85,754	595,133
	9/1/2023	(8)	—	—	—	—	405,000	2,810,700
	3/1/2024	(8)	—	—	—	—	679,945	4,718,818
	9/30/2024	(9)	—	—	—	—	522,077	3,623,214
	10/17/2024	(4)	—	—	—	—	119,332	828,164

(1)

The outstanding Option and RSU awards granted on or after February 28, 2020, were granted under the 2019 Plan and are for shares of Class A common stock. All other outstanding Option awards were granted under the 2015 Plan (as defined below) and are for shares of Class B common stock.

(2)	Market value based on $6.94 per share, which was the closing market price of our Class A common stock on June 30, 2025.

(3)

Vests as to 1/4th of the total shares of our Class A common stock on each annual anniversary of January 1, 2025, in each case subject to continued service. The RSU and Option awards are subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in Control.”

(4)

Earned shares vested at the 200% target level on September 15, 2025. The PSU awards are subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in Control.” Mr. Rendich’s PSU awards accelerated at the 100% target level, pursuant to the terms of the Severance Plan and applicable award agreement.

(5)

Vests as to 1/4th of the total shares of our Class A common stock quarterly on each of March 3, 2025, June 3, 2025 and September 3, 2025, with the final 1/4th vesting on the earlier of (i) December 3, 2025 and (ii) the 2025 annual stockholders meeting, in each case subject to continued service.

(6)	Vests as to 1/3rd of the total shares of our Class A common stock on each annual anniversary of December 19, 2023, in each case subject to continued service.

2025 PROXY STATEMENT	|	65

        EXECUTIVE COMPENSATION

(7)

Vests with respect to 1/4th of our Class A common stock underlying the Option or RSU award on the one-year anniversary of the grant date, and as to 1/16th of our Class A common stock underlying the Option or RSU award quarterly thereafter, in each case subject to continued service. The Option and RSU awards are subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in Control.”

(8)

Vests quarterly at the rate of 1/16th of our Class A common stock underlying the Option or RSU award following the grant date, in each case subject to continued service. The Option and RSU awards are subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in Control.”

(9)

Vests quarterly at the rate of 1/8th of our Class A common stock underlying the RSU award following the grant date, in each case subject to continued service. The RSU awards are subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in Control.”

(10)	As of the date of filing, the Option or RSU is 100% vested and exercisable.

(11)

Vests as to 40% of the Class B common stock underlying the Option award on February 1, 2022, 30% of the Class B common stock underlying the Option award on each of February 1, 2024 and February 1, 2026. The Option award is subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in Control.”

66	|	2025 PROXY STATEMENT

        EXECUTIVE COMPENSATION

FISCAL 2025 STOCK OPTION EXERCISES AND STOCK VESTED TABLE

The following table presents, for each of our named executive officers, information regarding shares of our common stock subject to RSU awards that vested during Fiscal 2025.

	STOCK AWARDS

NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(1)

PETER STERN	—	—

KAREN BOONE	227,915	1,511,960

CHRIS BRUZZO	181,273	1,087,862

ELIZABETH CODDINGTON	919,998	6,654,124

JENNIFER COTTER	1,003,841	7,215,214

NICK CALDWELL	1,168,180	9,164,348

DION CAMP SANDERS	842,124	6,064,167

ANDREW RENDICH	943,990	6,757,293

(1)

The aggregate value realized upon the vesting of a RSU award is the closing price on the vesting date. In each case, the value realized is before payment of any applicable taxes and brokerage commissions, if any.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Severance Plan

Each of our executive officers, including our named executive officers, is (or was, while being employed) also a participant in our Severance Plan (with the exception of Ms. Boone and Mr. Bruzzo). Pursuant to the Severance Plan and their respective participation agreements, if any of our named executive officers is terminated without “cause” or resigns for “good reason” (as such terms are defined in the Severance Plan), they will be entitled to receive a cash amount, equal to the sum of (i) 1 times their annual base salary, (ii) the target bonus for the fiscal year in which the termination occurs (if applicable), pro-rated to reflect the partial year of service and (iii) any annual bonus earned for our prior fiscal year (if applicable) to the extent not yet paid. All of these amounts will be paid in 12 monthly installments beginning within the 60-day period following their termination date. In addition, the named executive officer will be entitled to continued coverage under our group-healthcare plans for a period ending on the earlier of (x) 12 months following the termination date and (y) the date that the named executive officer and his or her covered dependents become eligible for coverage under another employer’s plans.

Each outstanding equity award that vests subject to the named executive officer’s continued service will automatically become vested and exercisable, as applicable, with respect to that number of shares that would have vested in the 12-month period following such termination had they remained employed during that period. Equity awards with performance-based vesting criteria will be treated in accordance with the applicable award agreement. After giving effect to the foregoing acceleration, each vested Option then held by the named executive officer will remain exercisable for 12 months following the executive’s termination of service, or if earlier, the original expiration date of such Option.

In the event that the named executive officer is terminated without “cause” or resigns for “good reason” during the “change in control period” (as defined in the Severance Plan and described below), then in lieu of the foregoing, they will be entitled to receive a cash amount, equal to (i) 1.5 times their annual base salary, (ii) their target bonus for the fiscal year in which the termination occurs (if

2025 PROXY STATEMENT	|	67

        EXECUTIVE COMPENSATION

applicable) and (iii) any annual bonus earned for our prior fiscal year (if applicable) to the extent not yet paid. All of these amounts will be paid in a single lump sum within 60 days following their termination date. In addition, the named executive officer will be entitled to continued coverage under our group-healthcare plans for a period of up to 18 months following the termination date.

Each outstanding equity award that vests subject to the named executive officer’s continued service will automatically become vested and, as applicable, exercisable in full. Any vested Option held by the named executive officer after giving effect to the foregoing acceleration will remain exercisable for 12 months following the executive’s termination of service, or if earlier, the original expiration date of such Option.

For all of our named executive officers, the “change in control period” includes the 12-month period following a “change in control” (as defined in the Severance Plan); for Ms. Coddington, pursuant to her offer letter, it also includes the 120-day period immediately prior to the “change in control.” Pursuant to the Letter Agreement, if Ms. Coddington, Mr. Caldwell, Ms. Cotter or Mr. Sanders’ employment is terminated in a “covered termination,” whether in or outside a “change in control period”, the amount of the current-year bonus component of each executive’s severance will be equal to 100% of their target bonus plus a pro-rata portion of their target bonus, for the fiscal year in which the termination occurs.

Mr. Stern is a participant in our Severance Plan as described above, except that if he is terminated without “cause” or resigns for “good reason” (whether during a “change in control period” or not), he will be entitled to receive a cash amount, equal to the sum of (i) 2 times his annual base salary and (ii) 2 times the target bonus for the fiscal year in which the termination occurs (if applicable), pro-rated to reflect the partial year of service. In addition, for a “covered termination” outside of a “change in control period”, each outstanding equity award that vests subject to Mr. Stern’s continued service will automatically become vested and exercisable, as applicable, with respect to that number of shares that would have vested in the 24-month period following such termination had he remained employed during that period. In the case of a termination during a “change in control period,” the definition of “good reason” shall include Mr. Stern ceasing to report solely to the Board or the board of directors of the entity that is the ultimate parent entity of the Company (or its successor). Finally, in the event of Mr. Stern’s death during active employment with the Company, termination of employment will be treated as a termination without “cause.”

All such severance payments and benefits are subject to each named executive officer’s execution of a general release of claims against us, and their agreement to certain non-compete, non-solicitation and non-disparagement covenants and compliance with certain other provisions set forth in their offer letter or employment agreement and in the Severance Plan. The terms of the Severance Plan generally supersede all prior agreements with our named executive officers, including their respective individual offer letters and employment agreements, with respect to any severance payments and benefits, equity acceleration or post-termination exercise periods to which any such named executive officers may be entitled upon a termination of service or change in control of us.

Separation Arrangements with Named Executive Officers

During Fiscal 2025 we entered into the following arrangement with a named executive officer in connection with a termination of employment:

ANDY RENDICH

In connection with the change in Mr. Rendich’s role from Chief Supply Chain Officer to a non-executive, advisory role effective as of April 11, 2025, we entered into the Rendich Transition Agreement, pursuant to which Mr. Rendich agreed to provide advisory services to the Company through June 30, 2025 in order to facilitate a smooth and orderly transition of his responsibilities in his role as Chief Supply Chain Officer, at which time his employment terminated in a “covered termination” under the Severance Plan. Pursuant to the Rendich Transition Agreement, Mr. Rendich received (i) all accrued but unpaid salary, (ii) if required by the Company’s applicable policies, all accrued, unused vacation and paid time off through the Transition Date (as defined in the Rendich Transition Agreement), and (iii) any qualifying unreimbursed business expenses. Mr. Rendich also retained or received any vested amounts due to him under any employee benefit plan, program or policy of the Company, subject to the terms thereof.

68	|	2025 PROXY STATEMENT

        EXECUTIVE COMPENSATION

The payments and benefits provided to Mr. Rendich under Section 3.1 of the Severance Plan were contingent on Mr. Rendich’s compliance with the Severance Plan, the Rendich Transition Agreement and certain restrictive covenants applicable to him, and his execution of a customary release of claims.

Potential Payments upon Termination or Change in Control Table

The following table provides information concerning the estimated, or, in certain cases as noted, actual payments and benefits that would be provided in the circumstances described above for each of our named executive officers (except as noted). There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, or if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.

	UPON QUALIFYING TERMINATION NO CHANGE IN CONTROL				UPON QUALIFYING TERMINATION CHANGE IN CONTROL

NAME(1)	CASH SEVERANCE ($)	CONTINUATION OF MEDICAL BENEFITS ($)(2)	VALUE OF ACCELERATED VESTING ($)(3)	TOTAL ($)	CASH SEVERANCE ($)	CONTINUATION OF MEDICAL BENEFITS ($)(4)	VALUE OF ACCELERATED VESTING ($)(3)	TOTAL ($)

PETER STERN	3,739,727	28,316	5,881,359	9,649,401	5,000,001	42,474	9,802,264	14,844,739

KAREN BOONE	—	—	—	—	—	—	—	—

CHRIS BRUZZO	—	—	—	—	—	—	—	—

ELIZABETH CODDINGTON	1,000,000	3,042	8,869,271	9,872,313	1,500,000	4,563	14,768,979	16,273,542

JENNIFER COTTER	1,000,000	28,258	9,369,153	10,397,411	1,500,000	42,387	15,276,647	16,819,035

NICK CALDWELL	1,000,000	14,715	8,181,941	9,196,656	1,500,000	22,073	13,026,311	14,548,384

DION CAMP SANDERS	1,000,000	28,258	8,149,538	9,177,796	1,500,000	42,387	13,375,816	14,918,203

ANDREW RENDICH	1,000,000	45,580	8,104,095	9,149,675	—	—	—	—

(1)

The severance payments and benefits set forth in the table above with respect to Mr. Rendich reflect the severance payments and benefits actually received by Mr. Rendich upon his termination of employment at the end of Fiscal 2025. The severance payments and benefits set forth in the table above with respect to all other named executive officers reflect the estimated payments and benefits assuming the applicable triggering event took place on June 30, 2025. Ms. Boone and Mr. Bruzzo were not eligible to participate in our Severance Plan while they served as Interim CEOs per the terms of their Offer Letters with the Company.

(2)	The amounts reported include Company-paid health continuation benefits during the applicable severance period pursuant to the Severance Plan.

(3)

The value of accelerated vesting is calculated based on the per share closing price of our Class A common stock as of June 30, 2025 ($6.94) less, if applicable, the exercise price of each outstanding Option.

(4)	The amounts reported include Company-paid health continuation benefits during the applicable severance period pursuant to the Severance Plan.

LIMITATIONS ON LIABILITY AND INDEMNIFICATION MATTERS

Our restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the Delaware General Corporation Law (“DGCL”).

2025 PROXY STATEMENT	|	69

        EXECUTIVE COMPENSATION

Consequently, our directors are not personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:

•	any breach of the director’s duty of loyalty to us or our stockholders;
•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or
•	any transaction from which the director derived an improper personal benefit.

Our restated certificate of incorporation and our amended and restated bylaws require us to indemnify our directors and officers to the maximum extent not prohibited by the DGCL and allow us to indemnify other employees and agents as set forth in the DGCL. Subject to certain limitations, our amended and restated bylaws also require us to advance expenses incurred by our directors and officers for the defense of any action for which indemnification is required or permitted.

We have entered, and intend to continue to enter, into separate indemnification agreements with our directors, officers and certain of our key employees, in addition to the indemnification provided for in our restated certificate of incorporation and amended and restated bylaws. These agreements, among other things, require us to indemnify our directors, officers, and key employees for certain expenses, including attorneys’ fees, judgments, penalties, fines, and settlement amounts actually incurred by these individuals in any action or proceeding arising out of their service to us or any of our subsidiaries or any other company or enterprise to which these individuals provide services at our request. Subject to certain limitations, our indemnification agreements also require us to advance expenses incurred by our directors, officers, and key employees for the defense of any action for which indemnification is required or permitted.

We believe that provisions of our restated certificate of incorporation, amended and restated bylaws and indemnification agreements are necessary to attract and retain qualified directors, officers and key employees. We also maintain directors’ and officers’ liability insurance.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors or executive officers, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

CEO PAY RATIO DISCLOSURE

As required by Item 402(u) of Regulation S-K, we are providing the ratio of our median employee’s annual total compensation (the median of the total compensation of all our employees, excluding our Principal Executive Officer) to the annual total compensation of our Principal Executive Officer.

As set forth in the Summary Compensation Table, the total annual compensation for Mr. Stern, our Chief Executive Officer and President, was $18,236,835 for Fiscal 2025. Because Mr. Stern only served as our CEO from January 1, 2025 until June 30, 2025, we made annualizing adjustments to the amounts set forth in the Salary and Bonus columns of the Summary Compensation Table for Mr. Stern for purposes of calculating the CEO pay ratio, as required by Item 402(u). We annualized Mr. Stern’s annual base salary and annual cash bonus (but not his one time discretionary signing bonus). As noted above, the amounts in the Bonus and Stock Awards columns of the Summary Compensation Table for Mr. Stern reflect, respectively, a one time discretionary signing bonus and a one time grant of RSU, PSU and stock option awards in connection with Mr. Stern’s appointment as CEO.

Mr. Stern’s annualized total compensation for Fiscal 2025 for purposes of calculating the CEO pay ratio is $19,496,451. Our median employee’s annual total compensation was $182,512 for Fiscal 2025, resulting in a CEO pay ratio of 107:1.

Our determination of which employee was the median employee was based on compensation data for all worldwide employees, whether full-time, part-time, or seasonal, excluding our CEO, as of June 30, 2025 (the determination date).

70	|	2025 PROXY STATEMENT

        EXECUTIVE COMPENSATION

To identify the median employee, we utilized a consistently applied compensation measure consisting of base salary (annualized for all employees who commenced work during the 12-month period preceding the determination date to reflect a full year), annual bonus or commission at targets, if any, and the grant date value of equity awards for the twelve-month period from July 1, 2024 through June 30, 2025. Exchange rates were applied as of the determination date to convert all non-U.S. currencies into U.S. dollars. No cost-of-living adjustments were made.

Using this foregoing approach, we identified the individual at the median of our employee population, who is a full-time employee based in the United States. We then calculated the Fiscal 2025 annual total compensation for this individual using the same methodology we use for our named executive officers as set forth in our Fiscal 2025 Summary Compensation Table.

This pay ratio represents our reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K and applicable guidance, which provide significant flexibility in how companies identify the median employee. Each company may use a different methodology and make different assumptions particular to that company. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different estimates, assumptions, and methodologies in calculating their own pay ratios.

Our compensation and benefits philosophy and the overall structure of our compensation and benefit programs aim to ensure that the pay of every employee appropriately reflects the level of their job impact and responsibilities and is competitive within our market.

2025 PROXY STATEMENT	|	71

PELOTON INTERACTIVE, INC. PAY VERSUS PERFORMANCE

In the Pay Versus Performance Table below, we provide information about the compensation of our named executive officers (“NEOs”) and the results of certain financial performance measures for each of the last five fiscal years. The amounts shown below are calculated in accordance with Rule 402(v) of Regulation
S-K
(the “PVP Rules”). For further information concerning our
pay-for-performance
philosophy and how we align executive compensation with our performance, refer to our CD&A.
Although the PVP Rules require us to disclose “compensation actually paid,” these amounts do not necessarily reflect compensation that our NEOs actually earned in the fiscal years shown. Instead, “compensation actually paid” reflects a calculation computed in accordance with the PVP Rules, including adjustments of the values of unvested and vested equity awards based on either their year-end
or vesting date stock prices and various accounting assumptions. “Compensation actually paid” generally fluctuates due to stock price performance, among other factors.

FISCAL YEAR (1)	SUMMARY COMPENSATION TABLE TOTAL FOR PEO PETER STERN (2)	COMPENSATION ACTUALLY PAID TO PEO PETER STERN (3)	SUMMARY COMPENSATION TABLE TOTAL FOR PEO JOHN FOLEY (2)	COMPENSATION ACTUALLY PAID TO PEO JOHN FOLEY (3)	SUMMARY COMPENSATION TABLE TOTAL FOR PEO BARRY MCCARTHY (2)	COMPENSATION ACTUALLY PAID TO PEO BARRY MCCARTHY (3)	SUMMARY COMPENSATION TABLE TOTAL FOR PEO KAREN BOONE (2)	COMPENSATION ACTUALLY PAID TO PEO KAREN BOONE (3)	SUMMARY COMPENSATION TABLE TOTAL FOR PEO CHRIS BRUZZO (2)	COMPENSATION ACTUALLY PAID TO PEO CHRIS BRUZZO (3)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS (2)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS (4)	PTON TOTAL SHAREHOLDER RETURN (5)	PEER GROUP TOTAL SHAREHOLDER RETURN (6)	NET INCOME ($M) (7)	FREE CASH FLOW ($M) (8)

2025	$18,236,835	$15,931,097	N/A	N/A	N/A	N/A	$2,311,292	$2,878,723	$1,471,120	$2,099,971	$ 6,417,348	$ 16,400,793	$ 12.01	$276.13	($118.9)	$323.7

2024	N/A	N/A	N/A	N/A	$ 9,515,710	($ 3,113,401)	$1,196,870	$ 921,875	$1,623,195	$1,158,539	$11,032,244	$ 4,093,377	$ 5.85	$243.25	($551.9)	($85.8)

2023	N/A	N/A	N/A	N/A	$ 1,094,631	($ 6,088,273)	N/A	N/A	N/A	N/A	$13,786,240	$ 4,246,646	$ 13.31	$168.27	($1,261.7)	($470.0)

2022	N/A	N/A	$16,091,152	($178,221,274)	$168,073,420	$ 32,829,750	N/A	N/A	N/A	N/A	$13,065,720	($ 80,153,488)	$ 15.89	$122.62	($2,827.7)	($2,357.4)

2021	N/A	N/A	$17,800,028	$ 240,323,250	N/A	N/A	N/A	N/A	N/A	N/A	$ 9,702,663	$ 153,043,140	$214.68	$150.35	($189.0)	($491.9)

(1)
Mr. Stern was appointed as the Company’s PEO effective from January 1, 2025. Karen Boone and Chris Bruzzo served as the Company’s
Co-PEOs
from May 2, 2024 to December 31, 2024 and November 1, 2024, respectively. Barry McCarthy served as the Company’s PEO from February 9, 2022 to May 2, 2024. John Foley served as the Company’s PEO for the entirety of Fiscal 2021 and during Fiscal 2022 to February 9, 2022 (together with Ms. Boone, Mr. Bruzzo and Mr. McCarthy, our “Former PEOs”).

The Company’s
“Non-PEO
NEOs” for the indicated fiscal years were as follows:

•	2025: Elizabeth Coddington, Jen Cotter, Nick Caldwell, Dion Camp Sanders and Andrew Rendich
•	2024: Elizabeth Coddington, Jen Cotter, Andrew Rendich, Nick Caldwell and Thomas Cortese
•	2023: Elizabeth Coddington, Leslie Berland, Jen Cotter, Thomas Cortese and John Foley
•	2022: Jill Woodworth, Elizabeth Coddington, William Lynch, Thomas Cortese, Hisao Kushi and Kevin Cornils
•	2021: Jill Woodworth, William Lynch, Thomas Cortese and Hisao Kushi

(2)
Amounts reported in these columns represent the to
tal
compensation reported in the Summary Compensation Table for the indicated fiscal year in the case of (i) PEO, (ii) our Former PEOs and (iii) the average for the applicable
Non-PEO
NEOs.

(3)
Amounts reported in these columns represent the compensation actually paid to (i) our PEO and (ii) our Former PEOs for the indicated fiscal year, as calculated under the PVP Rules. The table below reconciles total compensation as reported in the Summary Compensation Table with compensation actually paid for Fiscal 2025. Information for Fiscal 2024 is included in our proxy statement filed with the SEC on October 22, 2024 and information for Fiscal 2021 to Fiscal 2023 is included in our proxy state me
nt filed with the SEC on October 26, 20
2
3.

72	|	2025 PROXY STATEMENT

        PAY VERSUS PERFORMANCE

		PEO (PETER STERN)	FORMER PEO (KAREN BOONE)	FORMER PEO (CHRIS BRUZZO)

		2025	2025	2025

	Summary Compensation Table—Total Com pe nsation	$ 18,236,835	$ 2,311,292	$ 1,471,120

–	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	($15,792,378)	($1,059,830)	($ 571,426)

+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	$ 13,486,640	$ 81,115	$ 93,197

+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	$ 0	$ 0	$ 199,107

+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	$ 0	$ 1,394,972	$ 765,564

+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$ 0	$ 151,174	$ 189,667

–	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$ 0	$ 0	($ 47,259)

=	Compensation Actually Paid	$ 15,931,097	$ 2,878,723	$ 2,099,971
For purposes of calculating compensation actually paid, compensation related to equity awards was remeasured. For RSUs and PSUs, the fair values and the change in fair values were determined by the closing price of our common stock at each applicable year-end
date or, in the case of vested awards, the closing price on the vesting date. For stock options, a Black-Scholes-Merton option valuation model (“BSM model”) was used as of the applicable year-end
date or, in the case of vested options, the vesting date. The BSM model requires us to make assumptions and judgments regarding the variables used in the calculation, including the expected remaining term, expected volatility and the expected risk-free rate. The valuation assumptions used to calculate the fair value of equity awards were methodologically consistent with those used to calculate the grant date fair value of such awards.
For Ms. Boone and Mr. Bruzzo, the Fiscal 2025 equity awards include awards granted in connection with their service as interim
Co-PEOs
and awards granted in connection with their service as
non-employee
directors. The
non-employee
director awards, which are reported in the All Other Compensation column of the Summary Compensation Table, are included with the interim
Co-PEO
awards for purposes of calculating compensation actually paid.

(4)
Amounts reported are the “compensation actually paid” to the
Non-PEO
NEOs in the indicated fiscal year, as computed in accordance with the PVP Rules. The table below reconciles total compensation as reported in the Summary Compensation Table with compensation actually paid for Fiscal 2025 based on the average compensation for such NEOs. Information for Fiscal 2024 is included in our proxy statement filed with the SEC on October 22, 2024 and information for Fiscal 2021 to Fiscal 2023 is included in our proxy statement filed with the SEC on October 26, 2023.

NEO AVERAGE

2025

	Summary Compensation Table—Total Compensation	$ 6,417,348

–	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	($ 5,178,948)

+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	$ 5,590,102

+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	$ 4,511,304

+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	$ 2,703,760

+	Change in Fair Value as of Vesting Date of Stock Awards and Op tio n Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$ 2,357,226

–	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$ 0

=	Compensation Actually Paid	$ 16,400,793
We used the same assumptions relating
t
o remeasurement of equity award compensation as disclosed above in footnote (3).

2025 PROXY STATEMENT	|	73

        PAY VERSUS PERFORMANCE

(5)
Our total shareholder return (“TSR”) assumes $100 was invested in our com
mon stock on June 30, 2020, using the closing stock price on that date. Historic stock price performance is not necessarily indicative of future stock price performa
n
ce.

(6)
We use the Nasdaq Computer Index for purposes of comparing our TSR to the TSR of a peer group or index (the “Peer Group TSR”), as disclosed in our Annual Report on Form
10-K
for the fiscal year ended June 30, 2025 pursuant to Item 201(e) of Regulation
S-K.
This calculation assumes that $100 was invested in this index on June 30, 2020 and that any dividends are reinvested.

(7)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(8)	We define Free Cash Flow as net cash provided by (used in) operating activities less capital expenditures. Please see the CD&A and Appendix A for additional information.
FINANCIAL PERFORMANCE MEASURE

•	Free Cash Flow
In Fiscal 2025 we introduced PSU awards for the first time as part of the long-term equity compensation for our executive officers. These PSU awards were contingent on our achievement of Free Cash Flow goals. Prior to Fiscal 2025, we did not historically use financial performance measures to link executive compensation to company performance, though our executive compensation was and continues to be linked to increasing stockholder value. As discussed in the CD&A, a substantial portion of our named executive officer target total direct compensation for Fiscal 2025 was contingent (rather than fixed), with the value of the award subject to variability commensurate with the performance of our stock.

74	|	2025 PROXY STATEMENT

        PAY VERSUS PERFORMANCE

RELATIONSHIP
BETWEEN PAY AND PERFORMANCE
The following charts show the relationships between “
compensation
actually
paid”
to
our PEO, Former PEOs, and applicable
Non-PEO
NEOs in fiscal years 2021, 2022,
2023
, 2024, and 2025 to (1) our TSR and the Peer Group TSR, (2) our net income and (3) our Free Cash Flow.

2025 PROXY STATEMENT	|	75

        PAY VERSUS PERFORMANCE

76	|	2025 PROXY STATEMENT

        PAY VERSUS PERFORMANCE

We believe the “compensation actually paid” in each of the years reported above is primarily reflective of the annual changes in our stock price performance. For further information concerning our pay-for-performance
philosophy and how we align executive compensation with our performance, please refer to our CD&
A
.

2025 PROXY STATEMENT	|	77

PELOTON INTERACTIVE, INC. EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of June 30, 2025 with respect to compensation plans under which shares of our Class A common stock or Class B common stock may be issued.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (#)		WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS ($)(1)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (#)

EQUITY COMPENSATION PLANS APPROVED BY SECURITY HOLDERS(2)	76,260,475	(3)	21.51	61,874,557	(4)

EQUITY COMPENSATION PLANS NOT APPROVED BY SECURITY HOLDERS

TOTALS	76,260,475		21.51	61,874,557

(1)

The weighted average exercise price is calculated based solely on the exercise prices of the outstanding Option awards and does not reflect the shares that will be issued upon the vesting of outstanding RSUs or PSUs, which have no exercise price.

(2)	Includes our 2015 Stock Plan (the “2015 Plan”), and the 2019 Plan. Excludes purchase rights accruing under the 2019 Employee Stock Purchase Plan, or 2019 ESPP.

(3)

Includes 5,337,548 shares of Class B common stock subject to outstanding awards granted under the 2015 Plan, all of which were subject to outstanding Option awards, and 70,922,927 shares of Class A common stock subject to outstanding awards granted under the 2019 Plan, of which 15,621,209 shares were subject to outstanding Option awards and 55,301,718 shares were subject to outstanding RSU awards.

(4)

There are no shares of common stock available for issuance under our 2015 Plan, but that plan will continue to govern the terms of stock options granted thereunder. Any shares of Class B common stock that are subject to outstanding awards under the 2015 Plan that are issuable upon the exercise of stock options that expire or become unexercisable for any reason without having been exercised in full will generally be available for future grant and issuance as shares of Class A common stock under our 2019 Plan. In addition, the number of shares reserved for issuance under our 2019 Plan increased automatically by 20,320,827 shares on July 1, 2025 and will increase automatically on the first day of July of each year through 2029 by the number of shares equal to 5% of the total issued and outstanding shares of our Class A common stock and Class B common stock as of the immediately preceding June 30 or a lower number approved by our Board. As of June 30, 2025, there were 18,136,060 shares of Class A common stock available for issuance under the 2019 ESPP. The number of shares reserved for issuance under our 2019 ESPP increased automatically by 4,064,165 shares on July 1, 2025 and will increase automatically on the first day of July of each year during the term of the 2019 ESPP by the number of shares equal to 1% of the total outstanding shares of our Class A common stock and Class B common stock as of the immediately preceding June 30 or a lower number approved by our Board. Based on the number of ESPP participants as of June 30, 2025, participants may purchase up to 2,650,000 shares of our Class A common stock during Fiscal 2026.

78	|	2025 PROXY STATEMENT

PELOTON INTERACTIVE, INC. CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal No. 1—Election of Director—Director Compensation,” respectively, since July 1, 2024, there were no transactions or series of similar transactions to which we were a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had, have, or will have a direct or indirect material interest.

INDEMNIFICATION AGREEMENTS

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our amended and restated bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware law. Subject to certain limitations, the indemnification agreements and our amended and restated bylaws also require us to advance expenses incurred by our directors and officers.

For more information regarding these agreements, see the section titled “Executive Compensation—Limitations on Liability and Indemnification Matters.”

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTIES

We have adopted a written related party transactions policy to comply with Section 404 of the Exchange Act under which our executive officers, directors, beneficial owners of more than 5% of any class of our common stock, and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related -party transaction with us without the consent of our Audit Committee. If the related party is, or is associated with, a member of our Audit Committee, the transaction must be reviewed and approved by our Nominating, Governance and Corporate Responsibility Committee.

Any request for us to enter into a transaction with a related party must first be presented to our Chief Legal Officer or her delegate for review and to determine what approvals are required. Then, the Chief Legal Officer will refer to the Audit Committee any such transaction that the Chief Legal Officer determines should be considered for evaluation and approval by the Audit Committee. In approving or rejecting the proposed transaction with a related party, the Audit Committee may consider the relevant and available facts and circumstances, including, but not limited to, the rationale for the proposed transaction, relevant alternatives to the proposed transaction, indications of an arms-length negotiation, the terms of the transaction, and the impact on a director’s independence in the event the related party is a director, immediate family member of a director or an entity with which a director is affiliated. The Audit Committee may impose such conditions as it deems appropriate on the Company or the related party in connection with the approval of the proposed transaction. The Audit Committee will then convey the decision to the Chief Legal Officer, who will then convey the decision to the appropriate persons within the Company. Members of the legal department or accounting team will report to the Audit Committee at the next Audit Committee meeting any decision made under the related party transactions policy. If advance approval of a transaction between a related party and our company was not feasible or was not obtained, the transaction must be submitted promptly to the Audit Committee for determination of whether to ratify and continue, amend and ratify, or terminate or rescind such related-party transaction and whether disciplinary action is appropriate.

2025 PROXY STATEMENT	|	79

PELOTON INTERACTIVE, INC. ADDITIONAL INFORMATION

STOCKHOLDER NOMINATIONS AND PROPOSALS TO BE INCLUDED IN PROXY MATERIALS OR PRESENTED AT NEXT ANNUAL MEETING

According to our amended and restated bylaws, for stockholder nominations to our Board or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Corporate Secretary at Peloton Interactive, Inc., 441 Ninth Avenue, Sixth Floor, New York, New York 10001, Attn: Corporate Secretary.

To be timely for our 2026 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not earlier than 5:00 p.m. Eastern Time on August 11, 2026 and no later than 5:00 p.m. Eastern Time on September 10, 2026. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our amended and restated bylaws.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2026 Annual Meeting of Stockholders must be received by us not later than June 26, 2026 in order to be considered for inclusion in our proxy materials for that meeting.

In addition to satisfying the foregoing requirements under our amended and restated bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to us that sets forth the information required by Rule 14a-19 under the Exchange Act.

AVAILABLE INFORMATION

We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the fiscal year ended June 30, 2025, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Peloton Interactive, Inc.

441 Ninth Avenue, Sixth Floor

New York, New York 10001

Attn: Chief Legal Officer and Corporate Secretary

The annual report is also available at https://investor.onepeloton.com under “SEC Filings” in the “Financials” section of our website.

80	|	2025 PROXY STATEMENT

        ADDITIONAL INFORMATION

ELECTRONIC DELIVERY OF STOCKHOLDER COMMUNICATIONS

We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via e-mail. With electronic delivery, you will be notified via e-mail as soon as future annual reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

Registered Owner (you hold our common stock in your own name through our transfer agent, Equiniti Trust Company, LLC, or you are in possession of stock certificates): visit https://www.shareowneronline.com/and log into your account to enroll.

Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee, or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee, or nominee.

Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock and have questions about electronic delivery may contact Equiniti Trust Company, LLC, our transfer agent, by phone at (800) 468-9716 or visit their website at www.shareowneronline.com.

“HOUSEHOLDING”—STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.

This year, a number of brokers with account holders who are our stockholders will be “householding” our annual report and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by calling Broadridge at (866) 540-7095 or writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, our annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials, you may write to our Corporate Secretary at 441 Ninth Avenue, Sixth Floor, New York, New York 10001, Attn: Chief Legal Officer and Corporate Secretary.

Any stockholders who share the same address and receive multiple copies of our Notice of Internet Availability or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker, or other holder of record to request information about householding or our Corporate Secretary at the address listed above.

2025 PROXY STATEMENT	|	81

        ADDITIONAL INFORMATION

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers, and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the fiscal year ended June 30, 2025, with the following exceptions, which were due to inadvertent administrative oversight: one late Form 4 filing was made on behalf of Ms. Boone in connection with an RSU vesting event which occurred on November 30, 2024; and one late Form 4 filing was made on behalf of Mr. Hoag to report RSU vesting events which occurred on March 3, 2025 and June 3, 2025.

82	|	2025 PROXY STATEMENT

PELOTON INTERACTIVE, INC. OTHER MATTERS

Our Board does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board

TAMMY ALBARRÁN

Chief Legal Officer and Corporate Secretary

2025 PROXY STATEMENT	|	83

PELOTON INTERACTIVE, INC. ANNEX A: NON-GAAP RECONCILIATION

In addition to our results determined in accordance with accounting principles generally accepted in the United States, or GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance.

ADJUSTED EBITDA

We calculate Adjusted EBITDA as net (loss) income adjusted to exclude: other expense (income), net; net (gains) losses on debt refinancing; income tax expense (benefit); depreciation and amortization expense; stock-based compensation expense; impairment expense; restructuring expense; product recall related matters; certain litigation and settlement expenses; supplier settlements; and other adjustment items that arise outside the ordinary course of our business.

We use Adjusted EBITDA as a measure of operating performance and the operating leverage in our business. We believe that this non-GAAP financial measure is useful to investors for period-to-period comparisons of our business and in understanding and evaluating our operating results for the following reasons:

•

Adjusted EBITDA is widely used by investors and securities analysts to measure a company’s operating performance without regard to items such as stock-based compensation expense, depreciation and amortization expense, other expense (income), net, and provision for income taxes that can vary substantially from company to company depending upon their financing, capital structures, and the method by which assets were acquired;

•

Our management uses Adjusted EBITDA in conjunction with financial measures prepared in accordance with GAAP for planning purposes, including the preparation of our annual operating budget, as a measure of our core operating results and the effectiveness of our business strategy, and in evaluating our financial performance; and

•

Adjusted EBITDA provides consistency and comparability with our past financial performance, facilitates period-to-period comparisons of our core operating results, and may also facilitate comparisons with other peer companies, many of which use a similar non-GAAP financial measure to supplement their GAAP results.

Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider this measure in isolation or as a substitute for analysis of our financial results as reported under GAAP. Some of these limitations are, or may in the future be, as follows:

•

Although depreciation and amortization expense are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;

•

Adjusted EBITDA excludes stock-based compensation expense, which has recently been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy;

•

Adjusted EBITDA does not reflect: (1) changes in, or cash requirements for, our working capital needs; (2) interest and other income (expense), or the cash requirements necessary to service interest or principal payments on our debt, which reduces cash available to us; or (3) income taxes, which may represent a reduction in cash available to us;

•

Adjusted EBITDA does not reflect gains (losses) associated with refinancing efforts that we have determined are outside of the ordinary course of business and are nonrecurring, infrequent or unusual based on factors such as the nature and strategy of the refinancing, as well as our frequency and past practice of performing refinancing activities;

2025 PROXY STATEMENT	|	A-1

        ANNEX A: NON-GAAP RECONCILIATION

•

Adjusted EBITDA does not reflect certain litigation expenses, consisting of legal settlements and related fees for specific proceedings that we have determined arise outside of the ordinary course of business and are nonrecurring, infrequent or unusual based on the following considerations which we assess regularly: (1) the frequency of similar cases that have been brought to date, or are expected to be brought within two years; (2) the complexity of the case; (3) the nature of the remedy(ies) sought, including the size of any monetary damages sought; (4) offensive versus defensive posture of us; (5) the counterparty involved; and (6) our overall litigation strategy. Following a change in practice beginning during the fiscal year ended June 30, 2022, we no longer adjust Adjusted EBITDA for costs from new patent litigation or consumer arbitration claims, unless we consider the matter to be nonrecurring, infrequent or unusual. We continue to adjust Adjusted EBITDA for historical patent infringement and consumer arbitration claims that were determined, prior to our change in practice, to be nonrecurring, infrequent, or unusual;

•	Adjusted EBITDA does not reflect acquisition-related costs, including transaction and integration costs;
•	Adjusted EBITDA does not reflect impairment charges and gains (losses) on disposals of fixed assets;
•

Adjusted EBITDA does not reflect costs associated with certain product recall related matters including adjustments to the return reserves, inventory write-downs, logistics costs associated with Member requests, the cost to move the recalled product for those that elect the option, subscription waiver costs of service, and recall-related hardware development and repair costs. We make adjustments for product recall related matters that we have determined arise outside of the ordinary course of business and are nonrecurring, infrequent or unusual based on factors including the nature of the product recall, our experience with similar product recalls at the time of such assessment, the impacts on us of the recall remedy and associated logistics, supply chain, and other externalities, as well as the expected consumer demand for such a remedy, and operational complexities in the design, regulatory approval and deployment of a remedy;

•	Adjusted EBITDA does not reflect costs associated with restructuring plans;
•

Adjusted EBITDA does not reflect supplier settlements that are outside of the ordinary course of business and are nonrecurring, infrequent or unusual based on factors such as the nature of the settlements, as well as our frequency and past practice of performing refinancing activities; and

•

The expenses and other items that we exclude in our calculation of Adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from Adjusted EBITDA when they report their operating results and we may, in the future, exclude other significant, unusual expenses or other items from this financial measure. Because companies in our industry may calculate this measure differently than we do, its usefulness as a comparative measure can be limited.

Because of these limitations, Adjusted EBITDA should be considered along with other operating and financial performance measures presented in accordance with GAAP.

A-2	|	2025 PROXY STATEMENT

        ANNEX A: NON-GAAP RECONCILIATION

The following table presents a reconciliation of Adjusted EBITDA to Net loss, the most directly comparable financial measure prepared in accordance with GAAP, for each of the periods indicated:

ADJUSTED EBITDA

	FISCAL YEAR ENDED JUNE 30,

	2025	2024

	(IN MILLIONS)

NET LOSS	$(118.9)	$(551.9)

ADJUSTED TO EXCLUDE THE FOLLOWING:

TOTAL OTHER EXPENSE, NET(1)	79.3	76.8

NET GAIN ON DEBT REFINANCING(2)	—	(53.6)

INCOME TAX EXPENSE (BENEFIT)	3.4	(0.2)

DEPRECIATION AND AMORTIZATION EXPENSE	89.7	108.8

STOCK-BASED COMPENSATION EXPENSE	228.8	305.2

IMPAIRMENT EXPENSE	64.1	57.3

RESTRUCTURING EXPENSE(3)	33.8	67.1

SUPPLIER SETTLEMENTS(4)	23.5	(2.6)

PRODUCT RECALL RELATED MATTERS(5)	—	(14.0)

LITIGATION AND SETTLEMENT EXPENSES(6)	—	10.8

ADJUSTED EBITDA	$ 403.6	$ 3.5

(1)

Primarily consists of Interest expense of $134.5 million and $112.5 million, Interest income of $(32.7) million and $(35.1) million, and foreign exchange (gain) loss of $(22.4) million and zero, for the fiscal years ended June 30, 2025 and 2024, respectively.

(2)

Represents the net charge resulting from our May 2024 refinancing efforts. The Company has not demonstrated a past practice of refinancing its previously issued and secured debt obligations, and considers these charges incurred in order to perform this refinancing to be nonrecurring, infrequent, unusual, and outside the ordinary of business.

(3)

Represents charges incurred in connection with our restructuring plans, refer to Note 4—Restructuring in the Notes to Consolidated Financial Statements in Part II, Item 8 of our Annual Report on Form 10-K for the fiscal year ended June 30, 2025, filed with the SEC on August 7, 2025.

(4)

Represents accruals related to settlement of disputes with various third-party suppliers about certain alleged past and future commitments, which occurred due to part of an unusual, one-time effort to adjust the Company’s forecasted inventory during its fiscal years 2022 and 2023. With this settlement during the fiscal year ended June 30, 2025, we have substantially settled our purchase commitments related disputes with our suppliers that were linked to our one-time effort to evaluate and adjust the Company’s forecasted inventory needs with its suppliers during fiscal years 2022 and 2023. As such, we currently do not expect to add-back in the future any additional supplier settlements related to that effort.

(5)

Represents adjustments and charges primarily associated with our Tread+ and Bike Seat Post product recall related matters, as well as accrual adjustments. These include recorded benefits in Connected Fitness Products Cost of revenue associated with recall related matters of $(9.5) million and adjustments to Connected Fitness Products Revenue for actual and estimated future returns of $(4.5) million, in each case for the fiscal year ended June 30, 2024.

(6)

Includes litigation-related expenses for certain patent infringement litigation, consumer arbitration, and product recalls for the fiscal year ended June 30, 2024, that arise outside of the ordinary course of business and are nonrecurring, infrequent, or unusual.

2025 PROXY STATEMENT	|	A-3

        ANNEX A: NON-GAAP RECONCILIATION

FREE CASH FLOW

We define Free Cash Flow as Net cash provided by (used in) operating activities less capital expenditures. Free Cash Flow reflects an additional way of viewing our liquidity that, we believe, when viewed with our GAAP results, provides management, investors, and other users of our financial information with a more complete understanding of factors and trends affecting our cash flows.

The use of Free Cash Flow as an analytical tool has limitations due to the fact that it does not represent the residual cash flow available for discretionary expenditures. For example, Free Cash Flow does not incorporate payments made for purchases of marketable securities or principal repayments on our debt, which reduces cash available to us. Because of these limitations, Free Cash Flow should be considered along with other operating and financial performance measures presented in accordance with GAAP.

The following table presents a reconciliation of Free Cash Flow to Net cash provided by (used in) operating activities, the most directly comparable financial measure prepared in accordance with GAAP, for each of the periods indicated:

	FISCAL YEAR ENDED JUNE 30,

	2025	2024

	(IN MILLIONS)

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$333.0	$(66.1)

CAPITAL EXPENDITURES	(9.3)	(19.7)

FREE CASH FLOW	$323.7	$(85.8)

A-4	|	2025 PROXY STATEMENT

© Peloton 2012-2025, Peloton Interactive, Inc. All rights reserved.

PELOTON INTERACTIVE, INC. 441 NINTH AVENUE, SIXTH FLOOR NEW YORK, NEW YORK 10001 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 8, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/PTON2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 8, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Solutions, Inc. 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V80061-P38234 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY PELOTON INTERACTIVE, INC. The Board of Directors recommends you vote FOR the following nominees: 1. Election of Directors: For Withhold 1a. Karen Boone 1b. Chris Bruzzo 1c. Tara Comonte The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2026. ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no such direction is made, this proxy will be voted FOR the election of the nominees for the board of directors listed in proposal 1 and FOR proposal 2. If any other matters properly come before the meeting, the persons named in this proxy will vote in his or her discretion. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V80062-P38234 PELOTON INTERACTIVE, INC. ANNUAL MEETING OF STOCKHOLDERS DECEMBER 9, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Peter Stern, Elizabeth F. Coddington, and Tammy Albarrán, or each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock and Class B Common Stock of Peloton Interactive, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m., Eastern Time on Tuesday, December 9, 2025, virtually via live webcast at www.virtualshareholdermeeting.com/PTON2025, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE